EXHIBIT 10-6

EXECUTION COPY

FACILITY LEASE AGREEMENT

Dated as of July 1, 2007

between

MANSFIELD 2007 TRUST A, as Lessor

and

FIRSTENERGY GENERATION CORP., as Lessee

SALE AND LEASEBACK OF A 16.8885% UNDIVIDED INTEREST IN BRUCE MANSFIELD PLANT UNIT 1

CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE LESSOR IN AND TO THIS LEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK TRUST COMPANY, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE UNDER AN INDENTURE OF TRUST, OPEN-END MORTGAGE AND SECURITY AGREEMENT, DATED AS OF THE DATE HEREOF, BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND THE LESSOR, AS DEBTOR. REFER TO SECTION 21 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

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FACILITY LEASE AGREEMENT

                This FACILITY LEASE AGREEMENT, dated as of July 1, 2007 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions hereof, this “Facility Lease”), between MANSFIELD 2007 TRUST A, a Delaware statutory trust (the “Lessor”), and FIRSTENERGY GENERATION CORP., an Ohio corporation (the “Lessee”).

WITNESSETH:

                WHEREAS, the Lessee has sold and conveyed the Undivided Interest to the Lessor pursuant to the Bill of Sale, provided to the Lessor access to and use of the Ancillary Facilities pursuant to the Support Agreement, and leased the Ground Interest to the Lessor pursuant to the Site Lease;

                WHEREAS, the Lessor has purchased the Undivided Interest from the Lessee pursuant to the Bill of Sale and leased the Ground Interest from the Lessee pursuant to the Site Lease, and desires to lease the Undivided Interest and sublease the Ground Interest to the Lessee pursuant to this Facility Lease and the Site Sublease, respectively;

                WHEREAS, the Lessee desires to lease the Undivided Interest from the Lessor and sublease the Ground Interest from the Lessor pursuant to this Facility Lease and the Site Sublease, respectively;

                WHEREAS, the Facility, as more particularly described in Exhibit A to the Participation Agreement, is located on the Facility Site; and

                WHEREAS, the Facility does not include the Facility Site, the Ancillary Facilities, or any part thereof, and no part of the Facility Site or the Ancillary Facilities is being leased to the Lessee under this Facility Lease;

                NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS

                Capitalized terms used in this Facility Lease, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement, dated as of June 26, 2007 (the “Participation Agreement”), among the Lessee, FirstEnergy Solutions Corp., as Guarantor, the Lessor, U.S. Bank Trust National Association, as Trust Company, Hillbrook Corp., as Owner Participant, The Bank of New York Trust Company, N.A., not in its individual capacity, except as expressly provided therein, but solely as Indenture Trustee, and The Bank of New York Trust Company, N.A., not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee. The Rules of Interpretation set forth in Appendix A to the Participation Agreement shall apply to the terms used in and the interpretation of this Facility Lease.

SECTION 2.           LEASE OF THE UNDIVIDED INTEREST

Section 2.1.           Lease.    The Lessor hereby leases the Undivided Interest, upon the terms and conditions set forth herein, to the Lessee, and the Lessee hereby leases the Undivided Interest, upon the terms and conditions set forth herein, from the Lessor, for the Basic Term and, subject to the Lessee’s exercise of its renewal option or options as provided in Section 15, one or more Renewal Terms.

Section 2.2.           Personal Property; No Merger.  It is the express intention of the Lessor and the Lessee that title to the Undivided Interest and every portion thereof is severed, and shall be and remain severed from title to the real estate constituting the Facility Site. The Lessor and Lessee intend that the Undivided Interest shall constitute and be characterized as personal property to the maximum extent permitted by Applicable Law. Notwithstanding the foregoing, if any Component or Modification shall nevertheless be deemed to be real property, then this Lease shall be deemed to be two separate Leases, one for the Undivided Interest in that portion of the Components and Modifications as shall be deemed to constitute and be characterized as real property, and one for the Undivided Interest in the remainder of the Components and Modifications. Lessor and Lessee agree, confirm and acknowledge that Lessee’s leasehold interest in the Undivided Interest pursuant to this Facility Lease and Lessee’s fee ownership of the Facility Site are not intended to merge under any circumstance, but to remain separate.

SECTION 3.           LEASE TERM AND RENT

Section 3.1.           Basic Term.  The basic term of this Facility Lease (the “Basic Term”) shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on June 13, 2040; subject to earlier termination pursuant to Section 10, 13, 14 or 17 hereof.

Section 3.2.           Rent.

                (a)           The Lessee hereby agrees to pay to the Lessor rent (“Basic Rent”) for the lease of the Facility during the Basic Term on each Rent Payment Date in an amount equal to the Purchase Price multiplied by the percentage of the Purchase Price specified in Schedule 1-A for such Rent Payment Date. All Basic Rent payable pursuant to this Section 3.2 shall be payable in the manner set forth in Section 3.5 and shall be adjusted from time to time in accordance with Section 3.4. Renewal Rent shall be paid in accordance with Section 15.3 hereof. The terms “Basic Rent”, “Renewal Rent” and “Periodic Rent” are intended to constitute “fixed rent” (as such term is defined in Treasury Regulations Section 1.467-1(h)(3)).

                (b)           The Basic Rent allocated to each period specified on Schedule 1-B (a “Rent Payment Period”) for the use by the Lessee of the Undivided Interest shall be the amount set forth in Schedule 1-B hereof (the “Allocated Rent”). Notwithstanding that Periodic Rent is payable in accordance with Section 3.2(a), the Allocated Rent calculated pursuant to this Section 3.2(b) shall represent and be the amount of Periodic Rent for which the Lessee becomes liable for U.S. federal income Tax purposes on account of the use of the Undivided Interest for each calendar year included in whole or in part in the Lease Term. The Allocated Rent is intended to constitute a specific allocation of fixed rent within the meaning of Treasury Regulations Section 1.467-1(c)(2)(ii)(A)(1) and (2).

                (c)           It is the belief and intention of the Lessor and the Lessee that (i) the Facility Lease does not constitute a “disqualified leaseback or long-term agreement” within the meaning of Section 467(b)(4) of the Code and Treasury Regulations Section 1.467-3(b) and (ii) the Facility Lease provides “adequate interest on fixed rents” by reason of providing for stated interest at a fixed rate of 5.60% per annum (a rate not lower than the applicable Federal rate) within the meaning of Treasury Regulations Section 1.467-2(b). Accordingly, the fixed rent for each Rent Payment Period will be the Allocated Rent. The Allocated Rent shall be adjusted from time to time in accordance with Section 3.4. Each of the Lessor and the Lessee hereby agree that for U.S. federal, state and local income tax purposes, it will treat the Allocated Rent for each Rent Payment Period as the proper amount of rent to be accrued and, in the case of the Lessor, included in gross income and, in the case of the Lessee, deducted from gross income.

                (d)           Because there is a difference from time to time during the Lease Term between the amount of fixed rent payable on the first day of a Rent Payment Period and the amount of fixed rent that is accrued as of that day under clause (c) (as provided in the applicable Treasury Regulations), for U.S. federal, state and local income tax purposes, there will be a loan which is deemed to be created under Section 467 of the Code and the Treasury Regulations thereunder (“Section 467 Loan”) between the Lessor and the Lessee. The amount of such Section 467 Loan on each Rent Payment Date (the “467 Loan Principal Balance”), and the amount of interest as determined under Section 467 of the Code and the Treasury Regulations thereunder (“Section 467 Interest”) accrued in respect of such Loan during each Rent Payment Period, shall be the amounts set forth in Schedule 1-C hereto as adjusted from time to time in accordance with Section 3.4. Each of the Lessor and the Lessee hereby agrees that for U.S. federal, state and local income tax purposes, (i) it will treat the Section 467 Loan as a loan, (ii) if the 467 Loan Principal Balance is negative within the meaning of Treasury Regulations Section 1.467-4(a), such 467 Loan Principal Balance (the “Lessor 467 Loan Principal Balance”) shall be treated as a loan from the Lessee to the Lessor and (iii) if the 467 Loan Principal Balance is positive within the meaning of Treasury Regulations Section 1.467-4(a), such 467 Loan Principal Balance (the “Lessee 467 Loan Principal Balance”) shall be treated as a loan from the Lessor to the Lessee. In any Rent Payment Period in which there is a Lessor 467 Loan Principal Balance, the Lessor shall accrue and deduct interest expense, and the Lessee shall accrue and take into income interest income, in each case in an amount equal to the amount set forth for such Rent Payment Period on Schedule 1-C (the “Lessor 467 Loan Interest”) and in any Rent Payment Period in which there is a Lessee 467 Loan Principal Balance, the Lessor shall accrue and take into income the interest income and the Lessee shall accrue and deduct interest expense, in each case in an amount equal to the amount set forth for such Rent Payment Period on Schedule 1-C (the “Lessee 467 Loan Interest”), as adjusted from time to time in accordance with Section 3.4. In no event shall any principal or interest on any Section 467 Loan be separately payable as such, it being agreed and understood that these items represent characterizations for income tax purposes only and that all Section 467 Loan principal and interest is already included as part of or as an offset to the Basic Rent, PVRR Amounts and Termination Amounts set forth on Schedule 1-A and Schedule 2, as applicable, and no additional amount is payable and no further adjustment shall be made to reflect any principal or interest on any Section 467 Loan.

Section 3.3.           Supplemental Rent.  The Lessee also agrees to pay, on an After-Tax Basis (except with respect to the Termination Amount), to the Lessor, or to any other Person entitled thereto as expressly provided herein or in any other Operative Document, as appropriate, any and all Supplemental Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise for the failure to pay Periodic Rent. The Lessee agrees to pay, on an After-Tax Basis, as Supplemental Rent, when due any and all Special Event Amounts. The Lessee will also pay as Supplemental Rent, to the extent permitted by Applicable Law, an amount equal to interest at the applicable Overdue Rate (computed on the basis of a 360-day year of twelve 30-day months) on any part of any payment of Periodic Rent not paid when due for any period for which the same shall be overdue and on any Supplemental Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid. All Supplemental Rent to be paid pursuant to this Section 3.3 shall be payable in the manner set forth in Section 3.5.

Section 3.4.           Adjustment of Periodic Rent, Termination Amounts and Other Amounts.

                (a)           The amounts shown on the schedules hereto as Periodic Rent, Allocated Rent, Lessor 467 Loan Principal Balance, Lessee 467 Loan Principal Balance, Lessor 467 Loan Interest, Lessee 467 Loan Interest, Termination Amounts and the amounts shown in Schedule 3 and Schedule 4 hereof (collectively, the “Rent Factors”) shall be adjusted, either upwards or downwards, in the amounts agreed by the Lessee and Owner Participant in connection with the issuance of any Additional Notes pursuant to Section 2.12 of the Indenture in connection with (i) a refinancing of the Notes pursuant to Section 11.2 of the Participation Agreement, or (ii) the financing of Modifications to the Facility pursuant to Section 11.1 of the Participation Agreement. The Rent Factors will also be adjusted in the manner specified in Section 3.4(c) in the event of any change in the interest rate on the Notes in connection with a Non-Registration Event.

                (b)           Anything herein or in any other Operative Document to the contrary notwithstanding, Basic Rent payable on any Rent Payment Date hereunder, whether or not adjusted in accordance with this Section 3.4, shall be in an amount at least sufficient to pay in full the scheduled payments required to be made in respect of principal of, and all accrued and unpaid interest, on the Notes due and payable on such Rent Payment Date. Anything herein or in any other Operative Document to the contrary notwithstanding, Termination Amounts and PVRR Amounts payable on any date under this Facility Lease, whether or not adjusted in accordance with this Section 3.4, shall be in an amount at least sufficient to pay the amount in Column 1 of Schedule 4 hereof corresponding to such date.

                (c)           Any adjustment pursuant to the first sentence of Section 3.4(a) shall be computed by the Owner Participant on the same basis that was used or referred to in calculating the Basic Rent and the Termination Amounts and the amounts shown in Schedule 3 and Schedule 4 hereof, subject to the mutual agreement of the Owner Participant and the Lessee. Any adjustment to the Rent Factors pursuant to the last sentence of Section 3.4(a) will be calculated by the Owner Participant so as to preserve the Owner Participant’s Net Economic Return without altering the credit profile such that the Termination Amount as set forth in Schedule 2 on any Termination Date while the Notes are outstanding shall not increase by more than 1% of the Purchase Price, provided, however, that each adjustment of Basic Rent, Allocated Rent, Lessor 467 Loan Principal Balance, Lessee 467 Loan Principal Balance, Lessor 467 Loan Interest and Lessee 467

Loan Interest shall comply with the requirements of Revenue Procedure 2001-28, as modified and as in effect at the time of such adjustment, and Section 467 of the Code and any proposed, temporary or final regulations thereunder as in effect at the time of such adjustment, and shall not cause the Facility Lease to be a “disqualified leaseback or long-term agreement” within the meaning of Section 467 of the Code and any such regulations thereunder.

                (d)           If an adjustment is made pursuant to Section 3.4, the provisions of Section 3.2(a) through (d) and the Schedules referred to therein and attached to this Facility Lease and Schedule 3 and Schedule 4 hereof shall be modified to reflect such adjustments and the application of Section 467 of the Code and the Treasury Regulations thereunder to such adjustments.

Section 3.5.           Manner of Payments.  All Rent (whether Basic Rent, Renewal Rent or Supplemental Rent) shall be paid by the Lessee in lawful currency of the United States of America in immediately available funds to the recipient not later than 11:00 a.m. (New York City time) on the date due. If any Rent is due on a day which is not a Business Day, payment thereof shall be made on the next succeeding Business Day with the same effect as if made on the date on which such payment was due. All Rent payable to the Lessor (other than Excepted Payments) shall be paid by the Lessee to the Lessor at its account specified on Schedule 1-A, or to such other place as the Lessor shall notify the Lessee in writing; provided, however, that so long as the Lien of the Indenture has not been discharged, the Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Notes shall have been paid in full and the Lien of the Indenture shall have been fully discharged in accordance with its terms), and the Lessee agrees, that all payments of Rent (other than Excepted Payments) payable to the Lessor shall be paid by wire transfer directly to the Indenture Trustee’s Account or to such other place as the Indenture Trustee shall notify the Lessee in writing pursuant to the Participation Agreement. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify the Lessee in writing.

SECTION 4.           DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT

Section 4.1.           Disclaimer of Warranties.

                (a)           Without waiving any claim the Lessee may have against any manufacturer, vendor or contractor, THE LESSEE ACKNOWLEDGES AND AGREES, SOLELY FOR THE BENEFIT OF THE LESSOR AND THE OWNER PARTICIPANT, THAT (i) THE FACILITY AND EACH COMPONENT THEREOF ARE OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE LESSEE, (ii) THE LESSEE IS SATISFIED THAT THE FACILITY AND EACH COMPONENT THEREOF ARE SUITABLE FOR THEIR RESPECTIVE PURPOSES, (iii) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (iv) THE UNDIVIDED INTEREST IS LEASED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE BASIC TERM AND THE RENEWAL TERMS, IF ANY, SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED, INCLUDING, WITHOUT LIMITATION, (A) ZONING REGULATIONS, (B) ENVIRONMENTAL LAWS OR (C) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT

TO THIS FACILITY LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR OR THE OWNER PARTICIPANT, EXCEPT AS EXPRESSLY PROVIDED IN THE OPERATIVE DOCUMENTS WITH RESPECT TO LESSOR’S LIENS AND OWNER PARTICIPANT’S LIENS, RESPECTIVELY, AND (v) THE LESSOR LEASES FOR THE BASIC TERM AND THE RENEWAL TERMS, IF ANY, SPECIFIED HEREIN AND THE LESSEE TAKES THE UNDIVIDED INTEREST UNDER THIS FACILITY LEASE “AS-IS”, “WHERE-IS” AND “WITH ALL FAULTS”, AND THE LESSEE ACKNOWLEDGES THAT NEITHER THE LESSOR NOR THE OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION OR MERCHANTABILITY THEREOF OR AS TO THE TITLE OF THE FACILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Lessor represents and warrants that on the Closing Date, the Undivided Interest will be free of Lessor’s Liens. It is agreed that all such risks, as between the Lessor and the Owner Participant on the one hand and the Lessee on the other hand are to be borne by the Lessee with respect to acts, occurrences or omissions during the Lease Term. Neither the Lessor nor the Owner Participant shall have any responsibility or liability to the Lessee or any other Person with respect to any of the following: (1) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Facility or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (2) the use, operation or performance of the Facility or any Component or any risks relating thereto; or (3) the delivery, operation, servicing, maintenance, repair, improvement or replacement of the Facility or any Component. The provisions of this Paragraph (a) of this Section 4.1 have been negotiated and, except to the extent otherwise expressly stated in any Operative Document, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties of the Lessor or the Owner Participant, express or implied, with respect to the Facility, any Components or the Undivided Interest that may arise pursuant to any Applicable Law now or hereafter in effect, or otherwise.

                (b)           During the Lease Term, so long as no Lease Event of Default shall have occurred and be continuing, the Lessor hereby appoints irrevocably and constitutes the Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Lessor may have in respect of the Facility, the Undivided Interest or any Component against any manufacturer, vendor or contractor, or under any express or implied warranties relating to the Facility, the Undivided Interest or any Component. Notwithstanding the foregoing, none of the powers or rights conferred upon the Lessee in this Section 4.1 may be exercised by the Lessee, and the Lessor shall be entitled to assert and enforce such powers and rights, if at such time a Lease Event of Default shall have occurred and be continuing.

Section 4.2.           Quiet Enjoyment.  The Lessor agrees that, notwithstanding any provision of any other Operative Document, so long as no Lease Event of Default shall have occurred and be continuing and the Lessor (or the Indenture Trustee (as assignee of the Lessor)) has not commenced the exercise of its remedies set forth in Section 17 that it may have as a result thereof, none of the Lessor, the Owner Participant, or any of either of their respective Affiliates or Related Parties, shall take or cause to be taken any action or direct that any action be taken that would interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Lessee of its rights and interests in the Undivided Interest subject to the terms of this Facility Lease.

SECTION 5.           RETURN OF THE UNDIVIDED INTEREST

Section 5.1.           Return.   Unless the Undivided Interest is being transferred to the Lessee pursuant to Section 10, 13 or 14 of this Facility Lease or is otherwise transferred to or acquired by the Lessee pursuant to any Operative Document, the Lessee, at its own expense, shall return the Undivided Interest (together with all Required Modifications and non-Severable Modifications, and books and records relating to the Undivided Interest, title to each of which shall vest in the Lessor or its designee, transferee or assignee) to the Lessor or any designee, transferee or assignee of the Lessor at the expiration of the Lease Term (or earlier than such date if required pursuant to the provisions of this Facility Lease) (the “Date of Return”) by surrendering the Undivided Interest into the possession of the Lessor or such designee, transferee or assignee at the location of the Facility on the Facility Site.

Section 5.2.           Condition Upon Return.  On the Date of Return, the Lessee agrees that the following conditions (the “Return Conditions”) shall be satisfied (unless waived by the Lessor), whereupon this Facility Lease shall terminate:

                (a)           the Undivided Interest shall be returned to the Lessor free and clear of all Liens (other than Permitted Liens of the type described in clauses (a) (but only in respect of taxes attributable to periods following the Date of Return), (d), (e), (f) or (g) of the definition thereof) and the Facility and the Ancillary Facilities shall be in good working order and maintained in accordance with the standards required under Section 7 hereof as of and on the date returned;

                (b)           the Lessee shall deliver to the Lessor any manuals, books, records and contracts necessary or commercially advisable for the use of the Facility(except to the extent that such manuals, books, records or contracts relate to other facilities owned or operated by the Lessee and cannot be copied; provided that in the event that such manuals, books, records or contracts relate to another such facility and cannot be copied, such manuals, books, records and contracts are otherwise freely available to the Lessor pursuant to the terms of the Support Agreement or through other arrangements satisfactory to the Owner Participant);

                (c)           the Facility shall have at least the capability and the functional ability to generate electricity, on a continuous basis in normal commercial operating conditions, substantially at the rating for which it was designed (i) after taking into account normal performance degradation as a function of (A) time, (B) ordinary wear and tear and (C) all Required Modifications to the Facility made in accordance with this Facility Lease, and (ii) without derogation of the provisions of Section 7.1 or 7.3, in compliance with all Environmental Laws, Permits, the

Consent Decree and any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity;

                (d)           the Lessee shall cooperate with, and assist, the Lessor with all reasonable requests of Lessor for the purposes of enabling the Lessor, to the extent permitted by Applicable Law, to obtain all environmental credits, benefits, offsets and allowances (including emission allowances under either Title IV of the Federal Clean Air Act (42 U.S.C. § 7401 et seq.), any applicable emission budget programs or any other state, regional or federal emission trading program) available under Environmental Laws and attributable to the Undivided Interest on a prospective basis at the Lessor’s expense;

                (e)           the Lessee shall, to the extent permitted by Applicable Law, reasonably cooperate with, and assist, the Lessor (including cooperating with all reasonable requests of the Owner Participant, the Lessor or its designee, transferee or assignee) to enable the Lessor or its designee, transferee or assignee to obtain, by assignment or otherwise, or to become a co-permittee in respect of, to the extent permitted by the provisions of such Permits, an undivided interest equal to the Lessor’s Percentage in all Permits of any Governmental Entities, and all filings with and authorizations from the Midwest Independent System Operator or any applicable regional transmission organization or independent system operator, in each case that are or will be required as of the Date of Return by Applicable Law or are otherwise necessary or advisable to be obtained by Owner Participant, the Lessor or its designee, transferee or assignee in connection with its use, ownership, operation and maintenance of the Undivided Interest, the Ground Interest and the Ancillary Facilities Interest on or after such Return Date. Each party shall be responsible for its own costs and expenses in connection with the activities contemplated by this Section 5.2(e);

                (f)            the Lessee, at the request of the Lessor, shall sell to the Lessor or its designee, transferee or assignee at the then fair market value thereof, determined by agreement between the Lessee and the Lessor or, absent such agreement, by an appraisal (the fees and expenses to be for the account of the Lessee) conducted according to the Appraisal Procedure, an undivided interest equal to the Lessor’s Percentage in (i) the Lessee’s right, title and interest in and to any or all Severable Modifications made to the Facility that are owned by the Lessee, and (ii) any and all supplies, spare parts, consumables, safety equipment, and other parts or materials that are on the Facility Site; and

                (g)           the Lessee shall deliver to the Lessor and the Owner Participant a report of a Phase I Environmental Survey of the Facility and the Facility Site and, if as a result of such survey, facts are revealed that would reasonably necessitate a report of a Phase II Environmental Survey, a Phase II Environmental Survey, not later than 12 months prior to the Date of Return or, in connection with a return other than pursuant to Section 5.1, not later than the date such Undivided Interest is returned. The Phase I Environmental Survey shall evaluate the environmental condition of and the presence or absence of any Environmental Conditions at the Facility and the Facility Site following, at a minimum, the ASTM Standard Practice – Phase I Environmental Site Assessment Process, and include an audit of the compliance of the Facility and Facility Site with applicable Environmental Laws, Permits, the Consent Decree and any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity. The surveys shall be conducted and prepared by a reputable and nationally recognized environmental consulting firm (selected by the Lessee and reasonably acceptable to the Owner Participant) and be in form and scope reasonably satisfactory to the Owner Participant. The Phase I Environmental Survey and, if necessary, the Phase II Environmental Survey, shall be completed not more than ninety (90) days prior to the date the reports of the surveys are provided to the Lessor and Owner Participant. The cost and expense of preparing and providing such surveys shall be for the account of the Lessee. If, as a result of either such survey, any action (including, any cleaning, investigation, abatement, correction, removal or remediation) is required in order that the Facility and the Facility Site are in compliance with applicable Environmental Laws, Permits, the Consent Decree and any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity, and the Return Conditions, the Lessee shall, at its own expense, (i) provide the Owner Participant and, so long as the Notes are outstanding and the Lien of the Indenture shall not have been discharged, the Indenture Trustee, within 90 days after the Lessee has delivered, or caused to be delivered, to the Lessor the surveys, with a plan, reasonably satisfactory to the Owner Participant and, if applicable, the Indenture Trustee, detailing actions required for the Facility and the Facility Site to be returned in compliance with the Return Conditions and applicable Environmental Laws, Permits, the Consent Decree and any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity, and (ii) complete all actions under the plan as promptly as is reasonably practicable and without materially adversely affecting the continued operation of the Facility. The actions referred to in this Section 5.2(g) shall be completed prior to the expiration of the Basic Term or any then existing Renewal Term or early termination thereof, as applicable, in compliance with Environmental Laws, Permits, the Consent Decree and any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity; provided, however, if any such action cannot reasonably be completed prior to the expiration or early termination of such Lease Term, and if continued operation of the Facility would not reasonably be expected to result in strict liability being imposed upon the Lessor, the Owner Participant, the OP Guarantor or the Lessee, and if the Guarantor, on the Date of Return, is rated not less than Investment Grade, then the Lessee shall complete such action as promptly thereafter as is reasonably practicable during the period of such action following the end of such Lease Term, and provided, further that any such action shall be completed no later than twelve months after the Date of Return. Neither the provision of the surveys contemplated by this Section 5.2(g), nor any other provision of this Section 5.2(g), shall alter the obligations of any party to the Operative Documents, including those set forth in Sections 5 and 9.1 of the Participation Agreement. The obligations of the Lessee set forth in this Section 5.2(g) shall survive the termination of this Facility Lease and the expiration of the applicable Lease Term.

                Nothing herein contained shall obligate the Lessor to remove the Facility or the Ancillary Facilities or any portion thereof from the Facility Site. Failure to satisfy the conditions for the return of the Undivided Interest, the Ground Interest and the Ancillary Facilities Interest set forth above shall constitute a Lease Event of Default. The Site Lease, Support Agreement and the Ancillary Facilities Lease shall not terminate solely as a result of a return of the Undivided Interest pursuant to this Section 5, but shall continue and the Lessee shall continue to be obligated under such agreements, as applicable, in accordance with their respective terms.

Section 5.3.           Expenses.  Except as otherwise indicated in this Section 5, the Lessee shall pay or reimburse, or cause to be paid or reimbursed, on an After Tax Basis, on demand, all reasonable and documented costs and expenses incurred by the Lessor or the Owner Participant in connection with any return contemplated by this Section 5, provided, however, that such expenses shall not be required to be paid in connection with any return with respect to which the Lessee is required to pay the PVRR Amount.

SECTION 6.           LIENS.

                During the Lease Term, the Lessee will not, directly or indirectly, create, incur, assume or suffer to exist (and will promptly, at its own cost and expense, remove and indemnify the other Transaction Parties in respect of) any Lessee Liens, except for Permitted Liens.

SECTION 7.           MAINTENANCE; REPLACEMENTS OF COMPONENTS

Section 7.1.           Maintenance.  The Lessee shall, at its own cost and expense, including, without limitation, through the exercise of all of its rights, powers, elections and options under the Operating Agreement, cause (a) the Facility and the Ancillary Facilities to be maintained such that the Facility and the Ancillary Facilities may be operated (i) in accordance with Prudent Industry Practice; (ii) in compliance with all Applicable Laws, rules and regulations of any Governmental Entity having jurisdiction, including the Consent Decree, any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity, Permits and Environmental Laws; (iii) in accordance with the terms of all insurance policies required to be maintained under this Facility Lease and the Operating Agreement; (iv) without discriminating against the Facility solely because the Undivided Interest is leased to and not owned by the Lessee; and (v) in accordance with such operating standards as shall be required to take advantage of and enforce all available warranties and consistent with the recommendations of the manufacturers, except that in the case of clause (a)(ii) (other than in respect of the Consent Decree) to the extent any failure to do so would not reasonably be expected to result in a Material Adverse Effect and the conditions described in the last paragraph of this Section 7.1 are complied with and (b) to be made all repairs, renewals, replacements, betterments and improvements to the Facility and the Ancillary Facilities, all as in the reasonable good faith judgment of the Lessee may be necessary or commercially advisable so that the Facility and the Ancillary Facilities may be operated in accordance with its intended purpose, in each case consistent with (x) clauses (i) through (v)  above, (y) the terms and conditions set forth in the Operating Agreement, as the same may be amended from time to time as provided in the Support Agreement and (z) the estimated remaining economic useful life of the Facility as set forth in the Engineering Report and Closing Appraisal (it being understood and agreed that the timing of such repairs, renewals, replacements, betterments and improvements shall be in the sole discretion of the Lessee). Subject to the foregoing, the determination of the appropriate course of action in maintenance will be within the sole discretion of the Lessee, and the Lessee shall not be required to consult with the Owner Participant or the Lessor with regard thereto.

                The Lessee shall not be required to comply with clause (a)(ii) of this Section 7.1 so long as (a) it is contesting the application thereof in good faith and through appropriate proceedings, (b) there is no material risk of the imposition of any sanction on any of the Lessor, the Owner Participant or, if applicable, OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee as a result of such non-compliance, (c) there is no material risk that such non-compliance would subject the Lessor, the Owner Participant or, if applicable, the OP Guarantor or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee to material civil liability, (d) there is no material risk that such non-compliance would subject the Lessor, the Owner Participant or, if applicable, the OP Guarantor or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee to criminal liability and (e) there is no material risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien, other than a Permitted Lien, on, any part of the Undivided Interest, the Ground Interest or the Ancillary Facilities Interest or the impairment of the use, operation or maintenance of the Undivided Interest, the Ground Interest or the Ancillary Facilities Interest in any material respect or any material adverse effect on the right, title and interest of the Lessor, the Owner Participant or, if applicable, the OP Guarantor or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee in or to the Undivided Interest, the Ground Interest or the Ancillary Facilities Interest or the coverage under the provisions of any insurance policy required to be carried pursuant to this Facility Lease or the Operating Agreement.

Section 7.2.           Replacement of Components.  In the ordinary course of maintenance, service, repair or testing, the Lessee, at its own cost and expense, may remove or cause to be removed from the Facility or the Ancillary Facilities any Component; provided, however, that the Lessee shall (x) cause such Component to be replaced as soon as commercially practicable by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and shall be in as good operating condition as the Component replaced, assuming such replaced Component was maintained in accordance with the terms of this Facility Lease, and (y) cause such replacement to be performed in a manner that does not diminish the current or residual value, utility or remaining economic useful life of the Facility or the Ancillary Facilities by more than a de minimis amount (as measured immediately prior to such replacement, assuming the Facility and the Ancillary Facilities are, at such time, in the condition required by the terms of this Facility Lease) or cause the Facility to become “limited use” property within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 or Rev. Proc. 2001-29, 2001-19 I.R.B. 1160 (each such replacement Component being herein referred to as a “Replacement Component”). An undivided interest equal to the Lessor’s Percentage in each Component at any time removed from the Facility shall remain subject to this Facility Lease, wherever located, until such time as such Component shall be replaced by a Replacement Component which has been incorporated in the Facility and which meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Facility or the Ancillary Facilities, without further act (and at no cost to the Lessor and with no adjustment to the Purchase Price or Rent Factors), (a) the replaced Component shall no longer be subject to this Facility Lease or the Lien of the Indenture, (b) title to the Lessor’s undivided interest equal to the Lessor’s Percentage in the removed Component (or, in the case of a Component of the Ancillary Facilities, the Lessor’s leasehold interest in such Component) shall thereupon vest in the Lessee or such other Person as shall be designated by the Lessee, free and clear of all rights of the Lessor and the Indenture Trustee, and (c) title to an undivided interest equal to the Lessor’s Percentage in the Replacement Component (or, in the case of a Replacement Component in respect of the Ancillary Facilities, an applicable undivided leasehold interest in such Replacement Component) shall thereupon vest with the Lessor and such undivided interest shall (i) become subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture, and (ii) be deemed a part of the Facility and the Undivided Interest or the Ancillary Facilities and the Ancillary Facilities Interest, as the

case may be, for all purposes of this Facility Lease. Notwithstanding anything in this Section 7.2 or elsewhere in this Facility Lease to the contrary, if the Lessee has determined that a Component is surplus or obsolete, it shall have the right to remove such Component without replacing it; provided, that no such Component may be so removed without being replaced if such removal would diminish by more than a de minimis amount (as measured immediately prior to such removal, assuming the Facility and the Ancillary Facilities are, at such time, in the condition required by the terms of this Facility Lease) the current or residual value, the utility or the remaining economic useful life of the Facility as a whole or cause the Facility to become “limited use” property within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 or Rev. Proc. 2001-29, 2001-19 I.R.B. 1160.

Section 7.3.           Environmental Matters.  The Lessee will, at its own expense:

                (a)           comply with all Environmental Laws applicable to the Facility, the Ancillary Facilities or the Facility Site, including without limitation the Consent Decree, any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect or give rise to any (1) material risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the Facility, the Undivided Interest or the Facility Site or the impairment of the use, operation or maintenance of the Facility or the Facility Site in any material respect, (2) risk of criminal or material civil liability being incurred by the Lessor, the Owner Participant or, if applicable, the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee or the Pass Through Trustee or any of their respective Affiliates, or (3) material risk of any material adverse effect on the interests of the Lessor, the Owner Participant or, if applicable, the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee or the Pass Through Trustee (including, without limitation, subjecting any such Person to regulation as a public utility under any Applicable Law);

                (b)           obtain and maintain in full force and effect and timely apply for the renewal of all necessary Permits required under any applicable Environmental Law in connection with the use, operation and maintenance of the Facility, the Ancillary Facilities and the Facility Site and operate the Facility and the Ancillary Facilities in compliance with such Permits, except where any failure to obtain, maintain, renew or comply with such Permits would not reasonably be expected to have a Material Adverse Effect or give rise to any (1) material risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the Facility, the Undivided Interest, the Ancillary Facilities or the Facility Site or the impairment of the use, operation or maintenance of the Facility, the Ancillary Facilities or the Facility Site in any material respect, (2) risk of criminal or material civil liability being incurred by the Lessor, the Owner Participant or, if applicable, the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee or the Pass Through Trustee or any of their respective Affiliates, or (3) material risk of any material adverse effect on the interests of the Lessor, the Owner Participant or, if applicable, the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee or the Pass Through Trustee (including, without limitation, subjecting any such Person to regulation as a public utility under any Applicable Law);

                (c)           conduct and complete, at no cost and expense to the Owner Participant or the Lessor, any investigation, study, sampling, monitoring and testing and undertake any cleanup, removal, remediation, correction, mitigation, response or other action required by a Governmental Entity, the Consent Decree, any other administrative or judicial orders, agreements or decrees by, with or of any Governmental Entity or any Permits, or otherwise required under any applicable Environmental Law to abate, correct, remove and clean up any Environmental Condition at or affecting the Facility, the Ancillary Facilities or the Facility Site; and

                (d)           as soon as possible and in any event within thirty Business Days of the Lessee obtaining Actual Knowledge thereof, provide the Lessor with notice of any pending or threatened material Environmental Claim involving the Facility, the Ancillary Facilities or the Facility Site that would reasonably be expected to have a Material Adverse Effect on the Lessee or give rise to any (1) material risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the Facility, the Ancillary Facilities, the Undivided Interest or the Facility Site or the impairment of the use, operation or maintenance of the Facility, the Ancillary Facilities or the Facility Site in any material respect, (2) risk of criminal or material civil liability being incurred by the Lessor, the Owner Participant or the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee or the Pass Through Trustee or any of their respective Affiliates, or (3) material risk of any material adverse effect on the interests of the Lessor, the Owner Participant or the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee or the Pass Through Trustee or any of their respective Affiliates (including, without limitation, subjecting any such Person to regulation as a public utility under any Applicable Law).

SECTION 8.           MODIFICATIONS

Section 8.1.           Required Modifications.  The Lessee, at its own cost and expense, shall make or cause to be made all Modifications and modifications to the Ancillary Facilities as are required by (x) Applicable Law or by any Governmental Entity having jurisdiction, (y) any insurance policy required to be maintained by the Lessee under any Operative Document, or (z) the terms of any Operative Document (each, a “Required Modification”); provided, however, that the Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner which does not involve any (a) material risk of the imposition of any sanction on the Lessor, the Owner Participant or, if applicable the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee as a result of such non-compliance, (b) material risk that such non-compliance would subject the Lessor, the Owner Participant or, if applicable, the OP Guarantor, or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee to material civil liability, (c) material risk that such non-compliance would subject the Lessor, the Owner Participant or, if applicable, the OP Guarantor or (so long as the Notes are outstanding and the Lien of the Indenture has not been discharged) the Indenture Trustee to criminal liability and (d) material risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, any part of the Undivided Interest or the impairment of the use, operation or maintenance of the Undivided Interest in any material respect or any material adverse effect on the right, title and interest of the Lessor, the Owner Participant or, if applicable, the OP Guarantor or (so long as the Notes are outstanding and the

Lien of the Indenture has not been discharged) the Indenture Trustee in or to the Undivided Interest or the coverage under the provisions of any insurance policy required to be maintained pursuant to this Facility Lease; provided further, that no such contest may extend beyond the expiration or earlier termination of this Facility Lease.

Section 8.2.           Optional Modifications.  The Lessee at any time may, at its own cost and expense, make or cause to be made any Modification as the Lessee in good faith considers desirable in the proper conduct of its business (any such non-Required Modification being referred to as an “Optional Modification”); provided that no Optional Modification shall (i) decrease the fair market value, remaining economic useful life or utility of the Facility by more than a de minimis amount (as measured immediately prior to the making of such Optional Modification, assuming the Facility is, at such time, in the condition required by the terms of this Facility Lease) below the then current fair market value, remaining economic useful life or utility thereof immediately prior to such Optional Modification, or (ii) cause the Facility to become “limited use” property, within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 or Rev. Proc. 2001-29, 2001-19 I.R.B. 1160.

Section 8.3.           Title to Modifications.

                (a)           Required and non-Severable Modifications. Title to an undivided interest equal to the Lessor’s Percentage in (i) all Required Modifications, and (ii) all non-Severable Modifications shall (at no cost to the Lessor and with no adjustment to the Purchase Price or, except as expressly provided herein, Rent Factors) immediately vest in the Lessor, and such undivided interest shall immediately (y) become subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture, and (z) be deemed part of the Facility and the Undivided Interest for all purposes of this Facility Lease. The Lessee, at its own cost and expense, shall take such steps as the Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee may reasonably require from time to time to confirm that title in such undivided interest has vested in the Lessor and that such undivided interest is subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture.

                (b)           Severable Modifications. The Lessee shall retain ownership and title to all Optional Modifications which are Severable Modifications (other than Severable Modifications which are financed by the Lessor pursuant to Section 11.1 of the Participation Agreement) and no interest in such Severable Modifications shall vest in the Lessor or become subject to this Facility Lease or the Lien of the Indenture; provided, however, that upon the return of the Undivided Interest to the Lessor pursuant to Section 5.1 hereof, the Lessor shall have the right to purchase an undivided interest equal to the Lessor’s Percentage of such Severable Modifications at their then fair market value in cash paid to the Lessee as of and on the Date of Return or if the Lessor does not elect either to purchase any such Severable Modification and to the extent that such Severable Modification is necessary or commercially advisable for the economic operation of the Facility, then, to the same extent, such Severable Modification shall be included in and made available to the Lessor through an amendment to the Support Agreement. If the Lessor does not elect to either purchase such Severable Modifications or the Lessee does not make such Severable Modifications available through the Support Agreement (subject to the terms set forth in Section 4 of the Support Agreement, mutatis mutandis), the Lessee may remove such Severable Modifications at the end of the Lease Term. The Lessee shall repair any damage to the Facility and the Facility Site caused by such removal, all at the Lessee’s cost and expense. If the Lessee shall have failed to remove any Optional Modification which is a Severable Modification, or make available through the Support Agreement, as above provided prior to the return of the Undivided Interest pursuant to Section 5.1, title to an undivided interest equal to the Lessor’s Percentage in such Optional Modification shall (at no cost to the Lessor, the Owner Participant or, if applicable, the OP Guarantor) vest in the Lessor.

SECTION 9.           NET LEASE

                This Facility Lease is a “net lease” and the Lessee’s obligation to pay all Rent payments payable hereunder (and all amounts, including the PVRR Amount or Termination Amount, in lieu of Periodic Rent following termination of this Facility Lease) shall be absolute and unconditional under any and all circumstances and shall not be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character, including by (a) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor, the Owner Participant, the OP Guarantor, the Indenture Trustee, the Pass Through Trustee or any other Person, including any claim as a result of any breach, default or misrepresentation by any of said parties of any covenant or provision in this Facility Lease or any other Operative Document, (b) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of the Facility, the Ancillary Facilities, the Generating Station, the Undivided Interest, or any Component, or any eviction by paramount title or otherwise, or any unavailability of the Facility, the Ancillary Facilities, the Facility Site, the Undivided Interest, the Ground Interest, any Component or any part of any of the foregoing, (c) any loss or destruction of, or damage to, the Facility, the Ancillary Facilities, the Undivided Interest, any Component or any part of any of the foregoing, or interruption or cessation in the use or possession thereof or any part thereof by the Lessee or any sublessee for any reason whatsoever and of whatever duration, (d) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Facility, the Ancillary Facilities, the Generating Station, the Facility Site, the Undivided Interest, the Ground Interest, any Component or any part of any of the foregoing, by any Governmental Entity or otherwise, (e) the invalidity or unenforceability or lack of due authorization or other infirmity of this Facility Lease or any other Operative Document, (f) the lack of right, power or authority of the Lessor to enter into this Facility Lease or any other Operative Document, (g) any ineligibility of the Facility, the Ancillary Facilities, the Undivided Interest, or any Component for any particular use, whether or not due to any failure of the Lessee to comply with any Applicable Law, (h) any event of “force majeure” or any frustration of purpose, (i) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (j) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee or any other Person, (k) any Lien of any Person with respect to the Facility, the Ancillary Facilities, the Facility Site, the Undivided Interest, the Ground Interest, any Component or any part of any of the foregoing, (l) the termination or loss of the Facility, the Ancillary Facilities, the Facility Site, the Undivided Interest, the Ground Interest, any Component or any part of any of the foregoing, any other lease, sublease, right-of-way, easement or other interest in personal or real property upon or to which any portion of the Facility or the Ancillary Facilities is located, attached or appurtenant or in connection with which any portion of the Facility or the Ancillary Facilities is used or otherwise affects or may affect the Facility or the Ancillary Facilities or any right thereto, or (m) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as expressly set forth herein or in any other Operative Document, it being the intention of the parties hereto that all Allocated Rent shall continue to accrue and all Periodic Rent (and all amounts, including the PVRR Amount and the Termination Amount, in lieu of Periodic Rent following termination of this Facility Lease) payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times provided for herein. Such Rent (and all amounts, including the PVRR Amount and the Termination Amount, in lieu of Periodic Rent following termination of this Facility Lease) shall not be subject to any abatement and the accrued payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Lessee or any other Person against the Lessor or any other Person under this Facility Lease, any other Operative Document, or otherwise. To the extent permitted by Applicable Law, the Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease with respect to the Undivided Interest except in accordance with Section 10, 13 or 14 hereof. If for any reason whatsoever this Facility Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees, to the extent permitted by Applicable Law, (x) that Allocated Rent shall continue to accrue and (y) to pay to the Lessor an amount equal to each installment of Periodic Rent and all Supplemental Rent due and owing at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Lessee has under the express provisions of any of the Operative Documents or otherwise or to limit the right of the Lessee to make any claim it has against the Lessor or any other Person or to pursue such claim, right or remedy in such manner as the Lessee shall deem appropriate.

SECTION 10.         EVENTS OF LOSS

Section 10.1.        Occurrence of Events of Loss.  Promptly upon becoming aware thereof, the Lessee shall notify the Lessor, the Owner Participant and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee of the occurrence of an Event of Loss or an event which, upon election of the Owner Participant, would result in a Regulatory Event of Loss. Unless notice has been received from the Lessee, promptly upon becoming aware thereof, the Lessor or the Owner Participant shall notify the Lessee and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee of the occurrence of an event which upon election of the Owner Participant would result in a Regulatory Event of Loss; provided, however, that the failure to provide such notice shall not result in any liability with respect to the Owner Participant or the Lessor and shall not in any way relieve the Lessee of any of its obligations under this Facility Lease, including the obligations under this Section 10. The Owner Participant shall promptly (but not more than six months) after receiving Actual Knowledge of an event which, upon the election of the Owner Participant would result in a Regulatory Event of Loss, notify the Lessee and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, of its decision to declare a Regulatory Event of Loss.

Section 10.2.        Obligation to Repair or Restore.  Upon the occurrence of an Event of Loss described in clause (a) or (b)  of the definition of Event of Loss (a “Total Loss”), the Lessee shall repair or restore the Facility and seek and obtain all necessary and advisable Permits so that the Undivided Interest shall have a current and residual value, remaining economic useful life and utility at least equal to that existing immediately prior to such Event of Loss, assuming the Facility was in the condition and repair required to be maintained by this Facility Lease as of the date of the Event of Loss, in accordance with the following conditions and procedures:

                (a)           The Lessee shall cause the repair or restoration of the Facility to commence and shall apply for all necessary or advisable Permits to commence construction as soon as reasonably practicable after the occurrence of such Event of Loss, but not later than 18 months after the occurrence of such Event of Loss, and will cause work on such repair or restoration and the acquisition of all such Permits to proceed diligently thereafter. In connection with any such repair or restoration, the Lessee shall comply with all Applicable Laws, permitting requirements and other requirements of any Governmental Entity, the MISO or any applicable regional transmission organization or independent system operator relevant to such repair or restoration and the Lessee shall be permitted and obligated, subject to the other requirements of the first sentence of this Section 10.2, to make such Modifications to the Facility as shall be necessary to comply with such Applicable Laws and requirements, including, if applicable, any requirements to use best available technology or similar concepts in respect of electric generating facilities using coal as a feedstock. In addition, the Lessee will grant access to such other parts of the Generating Station as may be necessary to accommodate the repair and restoration of the Facility. As the repair or restoration of the Facility progresses, title to an undivided interest equal to the Lessor’s Percentage in such repaired or restored Facility shall vest in the Lessor and such undivided interest shall become subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture and be deemed a part of the Undivided Interest, for all purposes of this Facility Lease and the other Operative Documents, automatically without any further act by any Person.

                (b)           As promptly as practicable after the occurrence of the Total Loss and from time to time thereafter at the request of the Lessor (provided that no more than one request can be made in any 12-month period), but no later than 18 months after the occurrence of such Total Loss, the Lessee shall deliver to the Lessor, the Owner Participant and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee a report (the “EOL Report”) of an independent engineer selected by the Owner Participant and reasonably satisfactory to the Lessee, such report to be reasonably satisfactory to the Owner Participant, to the effect that the repair or restoration of the Facility as described in this Section 10.2 is technologically feasible and can reasonably be expected to be completed by the Long Stop Date.

                (c)           Any insurance proceeds received by the Lessee, the Owner Participant, the Lessor or the Indenture Trustee as a result of the occurrence of a Total Loss or event described in clause (d) of the definition of Event of Loss, in either case pursuant to which the Lessee is obligated to repair or restore the Facility pursuant to this Section 10 or as set forth in clause (d) of the definition of Event of Loss shall, to the extent such proceeds apply to or cover the Undivided Interest, be held in an escrow account under the terms and conditions set forth in an escrow agreement between the Lessor, Lessee and an escrow agent (to be mutually agreed upon by the

Lessor and the Lessee, provided, that either of Wilmington Trust Company or Wells Fargo Bank, N.A. shall be deemed to be an acceptable escrow agent) which agreement shall be in a form proposed by the Owner Participant and reasonably acceptable to the Lessee and the escrow agent and shall provide, among other things, that the funds held in the escrow account shall, subject to receipt by the Lessor and the escrow agent of evidence of the costs of such repair or restoration covered by the applicable insurance policies, be disbursed to Lessee to permit the Lessee to pay such costs and expenses when due or to reimburse the Lessee for its payment of any such costs or expenses and that any funds remaining after (i) such repair or restoration has been completed, or (ii) the Lessee has failed to complete the repair or restoration of the Facility in accordance with Sections 10.2 and 10.3 (giving effect to any extensions of time for such repair or restoration to be completed as contemplated in this Section 10), shall be disbursed to the Lessor, to the extent such proceeds apply to or cover the Undivided Interest.

                (d)           On the date of the completion of the repair or restoration of the Facility (the “Restoration Closing Date”), the following documents shall be duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each shall be delivered to the Lessor, the Owner Participant and, so long as the Lien of the Indenture shall not have been discharged, the Indenture Trustee: (i) supplements to this Facility Lease subjecting an undivided interest equal to the Lessor’s Percentage in the repaired or restored Facility to this Facility Lease (with no change in the Purchase Price or Rent Factors as a result of such repair or restoration), (ii) so long as the Notes are outstanding, supplements to the Indenture subjecting such undivided interest in the restored or replaced Facility to the Lien of the Indenture, (iii) such recordings and filings, as may be reasonably requested by the Owner Participant or the Indenture Trustee to be made or filed, (iv) an opinion of counsel to the Lessee, such counsel and such opinion to be reasonably satisfactory to the Owner Participant and, so long as the Notes are outstanding, the Indenture Trustee, to the effect that (x) the supplements to this Facility Lease required by clause (i) above constitute effective instruments for subjecting such undivided interest in the repaired or restored Facility to this Facility Lease, (y) the supplements to the Indenture required by clause (ii) above, if any, constitute effective instruments for subjecting such undivided interest in the repaired or restored Facility to the Lien of the Indenture and (z) all filings and other action necessary to perfect and protect the Lessor’s interest in an undivided interest equal to the Lessor’s Percentage in the repaired or restored Facility have been accomplished, (v) an appraisal by an Independent Appraiser, selected by the Lessor and reasonably acceptable to the Lessee, certifying that the Facility as so repaired or restored has a current value, residual value, remaining economic useful life and utility at least equal to the current value, residual value, remaining economic useful life and utility of the Facility (as measured immediately prior to such Event of Loss giving rise to such repair or restoration (assuming the Facility was in the condition and repair required to be maintained by the terms of this Facility Lease)) and such repair or restoration has not resulted in the Facility becoming “limited use” property within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 or Rev. Proc. 2001-29, 2001-19 I.R.B. 1160, (vi) reports by the Engineering Consultant and the Environmental Consultant or such other independent engineer or environmental consultant reasonably acceptable to the Owner Participant certifying that the Facility as so repaired or restored is in a state of repair and condition required by this Facility Lease, (vii) a certificate of the Lessee certifying as to compliance with this Section 10.2 and that no Material Default or Lease Event of Default shall have occurred and be continuing as a result of the repair or restoration, and (viii) satisfactory evidence as to the compliance with Section 11 with respect to the Facility, as so repaired or restored.

Section 10.3.        Termination of the Facility Lease.

                (a)           If a Total Loss has occurred and (i) the independent engineer has concluded in its EOL Report that the repair or restoration of the Facility is not technologically feasible or cannot be completed in accordance with the requirements of Section 10.2 by the Long Stop Date, then the Lessee shall pay to the Lessor, on the next Termination Date occurring at least 120 days after the Lessee’s receipt of the EOL Report, without duplication, (A) the Termination Amount as of such Termination Date and (B) all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent; provided, however, that if such Total Loss did not arise from a Lessee Loss Event, then the amount payable pursuant to clause (a)(i)(A) shall instead be the PVRR Amount as of such Termination Date; or

                (ii) the Lessee fails to complete the repair or restoration of the Facility and/or to obtain all necessary and advisable Permits (in each case in accordance with the requirements of Section 10.2) by the Long Stop Date, the Owner Participant may grant the Lessee additional time to satisfy the requirements of Section 10.2. If the Owner Participant grants the Lessee additional time to satisfy the requirements of Section 10.2, the Lessee shall use best efforts to satisfy the requirements of Section 10.2 within such extended time period. Such extended time period may continue after the Lease Term, in which case the Lessee shall continue to be obligated under all Operative Documents and the Operating Agreement, but the Lessee shall not be required to pay any Basic Rent for any period after the Lease Term by reason of such extension. If the Owner Participant does not grant the Lessee additional time to satisfy the requirements of Section 10.2, the Owner Participant will provide notice (the “Termination Notice”) to the Lessee and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, electing to terminate this Facility Lease. Upon receipt of any such Termination Notice, the Lessee’s obligation to satisfy the requirements of Section 10.2 shall cease and, instead, the Lessee shall pay to the Lessor, on the next Termination Date occurring at least 30 days after receipt of the Termination Notice, without duplication, (A) the Termination Amount as of such Termination Date, provided, that such amount to be paid by the Lessee shall be less any insurance proceeds applicable to such Total Loss received and not required to be paid into an escrow account pursuant to Section 10.2(c) by the Lessor (or the Owner Participant) and (B) all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent; provided, however, that if such Total Loss did not arise from any Lessee Loss Event, then the amount payable pursuant to this Section 10.3(a)(ii) shall instead be (Y) the PVRR Amount as of such Termination Date and (Z) all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent.

                Upon the Lessee’s payment of the applicable amounts due as set forth in this Section 10.3(a), this Facility Lease will terminate pursuant to Section 10.3(f) hereof and the Lessee will return the Undivided Interest to the Lessor “as-is and where-is”, but otherwise in accordance with Section 5.1 of this Facility Lease. All insurance proceeds for any Total Loss, to the extent such proceeds apply to or cover the Undivided Interest, shall be paid to, or retained by, the Lessor.

                (b)           If an Event of Loss described in clause (c) of the definition of Event of Loss shall occur, then, on the next Termination Date occurring at least three months after the occurrence of such Event of Loss, or, if earlier, no later than one month after receipt of proceeds from a Governmental Entity in respect thereof, the Lessee shall pay to the Lessor, without duplication, (i) (A) the Termination Amount as of such Termination Date provided, that such amount to be paid by the Lessee shall be less any proceeds received applicable to such Event of Loss received by the Lessor (or the Owner Participant) from a Governmental Entity and (B) all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent, or (ii) if the Event of Loss did not arise from a Lessee Loss Event, (A) the PVRR Amount determined as of such Termination Date and (B) all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent. Upon the Lessee’s payment of the applicable amounts due as set forth in this Section 10.3(b), this Facility Lease will terminate pursuant to Section 10.3(f) hereof and the Lessee will return the Undivided Interest to the Lessor “as-is and where-is” but otherwise in accordance with Section 5.1 of this Facility Lease.

                (c)           If an Event of Loss described in clause (d) of the definition of Event of Loss shall occur, the Owner Participant shall provide prompt notice to the Lessee whether it (i) grants the Lessee additional time to complete the rebuilding or restoration of the Facility, (ii) retains the Undivided Interest or (iii) sells the Undivided Interest. If the Owner Participant grants the Lessee additional time to complete the rebuilding or restoration of the Facility, the Lessee shall continue in good faith to rebuild or restore the Facility within such extended time period. Such extended time period may continue after the Lease Term and the Lessee shall continue to be obligated under all Operative Documents and the Operating Agreement, but the Lessee shall not be required to pay any Basic Rent for any period after the Lease Term by reason of such extension. If the Owner Participant does not grant the Lessee additional time to complete the rebuilding or restoration of the Facility and elects to retain the Undivided Interest, it will provide notice to the Lessee and, so long as the Lien of the Indenture has not been terminated and discharged, the Indenture Trustee and the Pass Through Trustee, electing to terminate this Facility Lease. Within 120 days after receipt of such notice, the Lessee shall pay to the Lessor all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and shall return the Undivided Interest to the Lessor “as-is and where is”, but otherwise in accordance with Section 5.1. If the Owner Participant does not grant the Lessee additional time to complete the rebuilding or restoration of the Facility and elects to sell the Undivided Interest, the Owner Participant shall use commercially reasonable efforts to solicit Qualifying Cash Bids for the Undivided Interest or the Owner Participant may elect to utilize an independent sales agent selected by the Lessee and reasonably satisfactory to the Owner Participant to solicit Qualifying Cash Bids for the Undivided Interest. The Lessee shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis) with respect to any Qualifying Cash Bid for the Undivided Interest that the Owner Participant intends to accept. Upon the sale of the Undivided Interest to the Lessee or a third party (such sale to be concluded and closed as soon as practicable after the Owner Participant having made the election to sell the Undivided Interest), the Lessor shall be entitled to retain the net cash proceeds of the sale and the Lessee shall pay to the Lessor, without duplication, all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and an amount, if any, equal to the excess of the Termination Amount at that date over the net cash proceeds of the sale, whereupon this Facility Lease shall terminate pursuant to Section 10.3(f) hereof.

                Notwithstanding the foregoing, if (i) the cause of the material partial loss or damage described in clause (d) of the definition of Event of Loss did not arise from a Lessee Loss Event and (ii) the Lessee has failed to timely obtain all Permits required to repair, restore and operate the Facility (collectively, the “Replacement Permits”) or, having timely obtained such Replacement Permits has failed to complete the rebuilding or restoration of the Facility within 36 months thereafter, then the Owner Participant may grant the Lessee additional time to complete the rebuilding or restoration of the Facility and the Lessee shall continue to use commercially reasonable efforts to rebuild or restore the Facility within such extended time period. Such extended time period may continue after the Lease Term and the Lessee shall continue to be obligated under all Operative Documents and the Operating Agreement, but the Lessee shall not be required to pay any Basic Rent for any period after the Lease Term by reason of such extension. If the Owner Participant does not grant the Lessee additional time to complete the rebuilding or restoration of the Facility and elects to sell the Undivided Interest, the Owner Participant shall use commercially reasonable efforts to solicit Qualifying Cash Bids for the Undivided Interest or the Owner Participant may elect to utilize an independent sales agent selected by the Lessee and reasonably satisfactory to the Owner Participant to solicit Qualifying Cash Bids for the Undivided Interest. If the Owner Participant receives a Qualifying Cash Bid that is greater than or equal to the Termination Amount as of the date of such Event of Loss, the Lessee shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis) with respect to any Qualifying Cash Bid for the Undivided Interest that the Owner Participant intends to accept. If the Owner Participant does not receive a Qualifying Cash Bid that is greater than or equal to the Termination Amount as of the date of such Event of Loss, the Lessee shall not have a right of first refusal with respect to any such Qualifying Cash Bid. Upon the sale of the Undivided Interest to the Lessee or a third party (such sale to be concluded and closed as soon as practicable after the Owner Participant having made the election to sell the Undivided Interest), the Lessor shall be entitled to retain the net cash proceeds of the sale and the Lessee will pay to the Lessor all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and, in the case of a sale of the Undivided Interest to a party other than the Lessee, the PVRR Amount, whereupon this Facility Lease shall terminate pursuant to Section 10.3(f). If the Owner Participant elects not to sell the Undivided Interest, the Lessee, within 120 days after receiving notice of the Owner Participant’s election to retain the Undivided Interest, shall pay to the Lessor all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and return the Undivided Interest to the Lessor “as-is and where-is” but otherwise in accordance with Section 5.1.

                For purposes of the second paragraph of this Section 10.3(c), the Replacement Permits shall not be considered to have been timely obtained if not so obtained within the period of time beginning two years after the date of the occurrence of the material partial loss or damage to the Facility any of the following occurs: (i) any relevant Governmental Entity indicates that it will not grant a Replacement Permit on terms that will allow for the commercially feasible repair or reconstruction and operation of the Facility; (ii) the Lessee and any relevant Governmental Entity fail to reach agreement on the terms of a Replacement Permit necessary to allow for the commercially feasible repair or reconstruction and operation of the Facility; or (iii) at the request of the Lessor, an independent third-party environmental attorney or environmental consultant, reasonably acceptable to Lessee, issues an opinion that any Replacement Permit is not reasonably likely to be issued in a manner that will allow for the commercially feasible repair or reconstruction construction and operation of the Facility.

                (d)           If the Owner Participant has provided notice to the Lessee of its election to treat an event described in clause (e) of the definition of Event of Loss as an Event of Loss and such Event of Loss is due to a change in Applicable Law, but did not arise from a Lessee Loss Event, the Owner Participant shall provide prompt notice to the Lessee of its further election to sell or retain the Undivided Interest. If the Owner Participant elects not to sell the Undivided Interest, the Lessee, within 120 days after receiving notice of the Owner Participant’s election to retain the Undivided Interest, shall pay to the Lessor all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and return the Undivided Interest to the Lessor in accordance with Section 5.1. If the Owner Participant elects to sell the Undivided Interest the Owner Participant shall use commercially reasonable efforts to solicit Qualifying Cash Bids for the Undivided Interest or the Owner Participant may elect to utilize an independent sales agent selected by the Lessee and reasonably satisfactory to the Owner Participant to solicit Qualifying Cash Bids for the Undivided Interest. If the Owner Participant receives a Qualifying Cash Bid that is greater than or equal to the Termination Amount as of the date of such Event of Loss, the Lessee shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis) with respect to any Qualifying Cash Bid for the Undivided Interest that the Owner Participant intends to accept. If the Owner Participant does not receive a Qualifying Cash Bid that is greater than or equal to the Termination Amount as of the date of such Event of Loss, the Lessee shall not have a right of first refusal with respect to any such Qualifying Cash Bid. Upon the sale of the Undivided Interest to the Lessee or a third party (such sale to be concluded and closed as soon as practicable after the Owner Participant having made the election to sell the Undivided Interest), the Lessor shall be entitled to retain the net cash proceeds of the sale and the Lessee will pay to the Lessor the unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and, in the case of a sale of the Undivided Interest to a party other than the Lessee, the PVRR Amount, whereupon this Facility Lease shall terminate pursuant to Section 10.3(f).

                (e)           If the Owner Participant has provided notice to the Lessee of its election to treat an event described in clause (e) of the definition of Event of Loss, other than an Event of Loss described in Section 10.3(d), as an Event of Loss, the Owner Participant shall provide prompt notice to the Lessee of its further election to sell or retain the Undivided Interest. If the Owner Participant elects not to sell the Undivided Interest, the Lessee, within 120 days after receiving notice of the Owner Participant’s election to retain the Undivided Interest, shall pay to the Lessor all unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent and return the Undivided Interest to the Lessor in accordance with Section 5.1. If the Owner Participant elects to sell the Undivided Interest, the Owner Participant shall use commercially reasonable efforts to solicit Qualifying Cash Bids for the Undivided Interest or the Owner Participant may elect to utilize an independent sales agent selected by the Lessee and reasonably satisfactory to the Owner Participant to solicit Qualifying Cash Bids for the Undivided Interest. The Lessee shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis) with respect to any Qualifying Cash Bid for the Undivided Interest that the Owner Participant intends to accept. Upon the sale of the Undivided Interest to the Lessee or a third party (such sale to be concluded and closed as soon as practicable after the Owner Participant having made the election to sell the Undivided Interest), the Lessor shall be entitled to retain the net cash proceeds of the sale and the Lessee will pay to the Lessor, without duplication, (i) the unpaid Periodic Rent due and payable on or before such date and all accrued and unpaid Supplemental Rent, and (ii) an amount equal to the excess, if any, of the Termination Amount on such date over the net cash proceeds from the sale, whereupon this Facility Lease shall terminate pursuant to Section 10.3(f).

                (f)            Concurrently with the payment of all sums required to be paid by the Lessee pursuant to this Section 10.3 and without prejudice to the terms of Section 5 hereof, upon a termination of this Facility Lease in accordance with this Section 10.3, (i) Periodic Rent and Allocated Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability hereunder (it being understood and agreed that the Lessee shall continue to be obligated to pay Supplemental Rent and perform other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document and the Operating Agreement, and the obligations of the Guarantor under the Guaranty shall continue with respect to such Supplemental Rent and other surviving obligations of the Lessee), (iii) the Lessor will pay all amounts of principal and interest and other amounts owing by it under the Notes to the Indenture Trustee pursuant to Section 2.10(a) of the Indenture, (iv) this Facility Lease shall terminate and the Lessor will, at the Lessee’s cost and expense, execute and deliver to the Lessee a release or termination of this Facility Lease, and (v) the Lessor and the Indenture Trustee shall discharge the Lien of the Indenture, and execute and deliver appropriate releases and other documents or instruments necessary to effect the foregoing, all to be prepared, filed and recorded (as appropriate) by and at the cost and expense of the Lessee. Furthermore, if the Lessee has purchased the Undivided Interest as permitted by paragraph (c), (d), or (e)  of this Section 10.3, (A) the Site Lease with respect to the Facility Site and the Support Agreement with respect to the Ancillary Facilities shall terminate and the Lessor will, at the Lessee’s cost and expense, execute and deliver to the Lessee evidence of the release or termination of the Site Lease in recordable form, and (B) the Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Lessor’s Interest to the Lessee (or its designee), in each case on an “as is”, “where is” and “with all faults” basis, without representations or warranties other than a warranty of the Lessor as to the absence of Lessor’s Liens and of the Owner Participant as to the absence of Owner Participant’s Liens.

                (g)           Any payments with respect to the Undivided Interest received at any time by the Lessor or the Lessee or any of their respective Affiliates from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (c) of the definition of Event of Loss shall be paid to the Lessor.

                (h)           Anything to the contrary in this Section 10 notwithstanding, the Lessee and the Lessor agree (without relieving the Lessor of any liability hereunder) that, so long as the Lien of the Indenture shall not have been terminated or discharged, no termination of this Facility Lease pursuant to this Section 10 shall be effective and the Lessee’s rights and obligations under this Facility Lease immediately prior to the termination of this Facility Lease in respect of an Event of Loss pursuant to this Section 10 shall remain in full force and effect in all respects (regardless of whether the Lessor shall elect to retain or sell the Lessor’s Interest in connection with such proposed termination) unless and until the Lessor shall have paid all outstanding principal and accrued interest on the Notes pursuant to this Section 10.3 and all other amounts due by Lessor under the Indenture on such proposed date of termination. Notwithstanding the foregoing, upon any election by the Lessor to retain, or otherwise in the event that the Lessor retains, the Undivided Interest after the termination of the Facility Lease it shall be obligated to and shall pay all outstanding principal and accrued interest on the Notes pursuant to this Section 10.3 and all other amounts due by Lessor under the Indenture on such proposed date of termination.

Section 10.4.        Application of Payments Not Relating to an Event of Loss.

                (a)           In the event that during the Lease Term the use of all or any portion of the Undivided Interest, the Facility, the Ground Interest or the Facility Site is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, the Lessee’s obligation to pay all installments of Periodic Rent shall continue for the duration of such requisitioning or taking. The Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession.

                (b)           Any insurance proceeds received at any time by the Lessor, the Indenture Trustee or the Lessee under any of the insurance policies required to be maintained by the Lessee under Section 11 as a result of any damage to the Facility or any part thereof which does not constitute an Event of Loss shall be applied in accordance with Section 11.6.

SECTION 11.         INSURANCE

Section 11.1.        Property Insurance.  The Lessee will maintain (or cause to be maintained) all-risk property insurance customarily carried by prudent operators of coal-fired electric generating facilities of comparable size and risk as the Generating Station, and against loss of or damage from such causes as are customarily insured against, which includes coverage for the boiler and machinery and accidental machinery breakdown. Such all-risk property insurance shall contain a limit of not less than $500,000,000 (fully reinstated following losses) through a blanket policy covering the Generating Station, the Facility and the Ancillary Facilities and shall also contain excess limits of not less than $200,000,000 that are specific to the Facility and which become available once the $500,000,000 limit is exhausted. In addition, such all-risk property insurance shall contain coverage for boiler and machinery and accidental machinery breakdown of not less than $200,000,000, subject to a self-insured retention or deductible of not more than $10,000,000 per occurrence, and sublimits of not less than $200,000,000 for flood, $200,000,000 for earthquake and $250,000,000 for terrorism (certified and non-certified); such sublimit to be applicable as long as terrorism insurance is available under TRIA or successor legislation and otherwise with such limit as the Lessee and the Lessor shall agree, provided that in the event the sublimits are reduced at any time, the Lessee shall be obligated to fully reinstate unless otherwise approved by the Lessor. In the event a determination is made not to rebuild or repair the Facility following a covered loss, the maximum depreciation factor applying to the ACV adjustment shall not exceed 40%.

Section 11.2.        Liability Insurance.  The Lessee will maintain (or cause to be maintained) (i) commercial general liability insurance, including contractual liability coverage and sudden and accidental pollution liability coverage, insuring against claims for bodily injury (including death), property damage, personal injury, actions of independent contractors, products and completed operations arising out of the ownership, operation, maintenance, condition and use of the Facility and the Facility Site, (ii) commercial automobile liability insurance arising out of the use of all owned, hired, and non-owned vehicles, and (iii) employer’s liability providing statutory benefits in the Commonwealth of Pennsylvania, with limits of not less than $50,000,000 per occurrence and in the aggregate, subject to a self-insured retention or deductible of not more than $10,000,000 per occurrence. The Lessee will periodically review the liability insurance maintained by it or on its behalf and will, if necessary, revise such coverage and limits (including deductibles) in order that the liability insurance maintained by it or on its behalf is consistent with that maintained by prudent operators of similar facilities of comparable size and risk to the Facility; provided that the Facility Lessee may not increase deductibles above or decrease coverage or limits below the requirements set forth herein without the written consent of the Lessor. Such liability insurance may be purchased either in a single limit or in combination with a general and an excess policy.

Section 11.3.        Provisions With Respect to Insurance.

                (a)           With respect to the insurance required to be maintained or caused to be maintained by the Lessee under this Section 11, the Lessee will (i) place, or use commercially reasonable efforts to place in respect of insurance that it does not directly place, but for which it has benefit, the insurance maintained pursuant to this Section 11 with companies having an A.M. Best rating of at least “A-, VIII” or, if not so rated, of comparable financial strength, (ii) name the Lessor, the Owner Participant, the OP Guarantor, the parent companies of the OP Guarantor, the Trust Company and, so long as the Notes are outstanding and the Lien of the Indenture has not been discharged, the Indenture Trustee and the Pass Through Trustee as additional insureds, as their interests may appear, (iii) cause the insurance companies to agree to waive all subrogation rights against, the Lessor, the Owner Participant, the OP Guarantor, the parent companies of the OP Guarantor, the Trust Company, the Indenture Trustee and the Pass Through Trustee, (iv) cause such insurance to be primary (except that excess property insurance specific to the Facility will be primary only after the benefit of the shared property insurance policy has been exhausted) without right of contribution of any other insurance carried by or on behalf of the Lessor, the Owner Participant, the OP Guarantor, the parent companies of the OP Guarantor, the Trust Company, the Indenture Trustee and the Pass Through Trustee with respect to their respective interests in the Facility and the Facility Site, and (v) subject to Section 11.6(a), name the Indenture Trustee, so long as the Lien of the Indenture has not been discharged, and the Lessor, as their interests may appear, as loss payees with respect to the property and boiler and machinery insurance, with losses paid based upon percentage of loss; provided, however, that any policies of insurance specific to the Facility shall have the Indenture Trustee, so long as the Lien of the Indenture has not been discharged, and the Lessor, as their interests may appear, as loss payees, and any loss proceeds of any such policy shall be paid solely to the Lessor in accordance with the Lessor’s Percentage. The Lessor and the Owner Participant shall have the right to participate in claims covered under any of the policies required to be maintained hereunder in the event the loss amount is expected to be in excess of $100,000,000 with respect to the interest of the Lessor.

                (b)           The respective interests of the Lessor, the Owner Participant, the OP Guarantor, the parent companies of the OP Guarantor, and, so long as the Notes are outstanding and the Lien of the Indenture has not been discharged, the Indenture Trustee and Pass Through Trustee shall not be invalidated by any act or neglect of the Lessee, or any breach or violation by the Lessee of any warranties, declarations, requirements or conditions contained in the property (including boiler and machinery and accidental machinery breakdown) insurance policies or by the use of the Facility for purposes more hazardous than permitted by such policies. Additionally, the Lessee will provide that the liability insurance policies required to be maintained hereunder shall be endorsed to provide that, inasmuch as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the manner as if there were a separate policy covering each insured. The Lessee shall, at its own expense, make or cause to be made all proofs of loss and take all other steps necessary to collect the proceeds of the insurance policies required by this Section 11.

                (c)           All of the insurance policies required by this Section 11 may cover other operations, facilities and properties of the Lessee as long as the limits of insurance available to the Facility are not less than the requirements set forth herein, with the exception of the $200,000,000 excess all-risk property insurance that is specific to the Facility.

Section 11.4.        Reports.  On the Closing Date and each anniversary thereof, the Lessee shall provide the Lessor, the Owner Participant, the OP Guarantor and, so long as the Notes are outstanding and the Lien of the Indenture has not been discharged, the Indenture Trustee and the Pass Through Trustee with certificates from insurance brokers or carriers to the effect that the policies required by this Section 11 are in effect and in the case of policies maintained pursuant to Section 11.1 and Section 11.2 above, indicating their status as additional insureds and loss payees, as the case may be, and a certificate of the Lessee stating whether all premiums in respect of such policies are current and stating whether such coverage is in compliance with all insurance requirements set forth in this Section 11. Such insurance certificates shall provide for at least 30 days’ prior written notice (10 days for non-payment of premium) to the Lessor, the Owner Participant, the OP Guarantor and, so long as the Notes are outstanding and the Lien of the Indenture has not been discharged, the Indenture Trustee and the Pass Through Trustee in the event of cancellation or non-renewal, by the insurance carriers, of such policies and the procedure for payment of insurance proceeds upon the occurrence of an Event of Loss as specified in Section 11.6 hereof. Promptly upon the (i) occurrence of a material adverse change with respect to such policies or (ii) receipt of a notice of cancellation or non-renewal of any insurance policy required by this Section 11, the Lessee shall provide the Lessor, the Owner Participant, the OP Guarantor and, so long as the Notes are outstanding and the Lien of the Indenture has not been discharged, the Indenture Trustee and the Pass Through Trustee with notice of such occurrence or receipt of such notice, as applicable. The Lessee shall provide the Owner Participant with copies of such policies upon request of the Owner Participant.

Section 11.5.        Additional Insurance.  At any time the Lessor (either directly or in the name of the Owner Participant, the OP Guarantor or the parent companies of the OP Guarantor) and, so long as the Notes are outstanding and the Lien of the Indenture has not been discharged, the Indenture Trustee may at its own expense and for its own account carry insurance with respect to its interest in the Facility, provided that such insurance does not materially interfere with the Lessee’s ability to obtain insurance or recover claims from such insurance with respect to the Facility described in this Section 11. Any insurance payments received from policies maintained by the Lessor (either directly or in the name of the Owner Participant, the OP Guarantor or the parent companies of the OP Guarantor) or Indenture Trustee pursuant to the previous sentence shall be retained by the Lessor (either for itself or on behalf of the Owner Participant, the OP Guarantor or the parent companies of the OP Guarantor, as applicable) or Indenture Trustee, as the case may be, without reducing or otherwise affecting the Lessee’s obligations hereunder.

Section 11.6.        Application of Insurance Proceeds.

                (a)           All insurance proceeds up to $5,000,000 on account of any damage to, or destruction of, the Facility or any part thereof (in each case less the actual costs, fees and expenses incurred in the collection thereof), shall be paid to or retained by the Lessee for application in repair. If the insurance proceeds on account of such damage to, or destruction of, the Facility exceed $5,000,000, or in the case of an Event of Loss, then the Lessor’s Percentage of all insurance proceeds on account of such damage or destruction to the Facility shall be paid to the Lessor or, if the Notes are outstanding and the Lien of the Indenture shall not have been discharged, the Indenture Trustee and shall, subject to Section 10.2(c), be applied in accordance with Article III of the Indenture.

                (b)           Within 30 days after receiving Actual Knowledge that an Event of Loss has occurred, the Lessee shall notify the insurers under any property insurance policy providing coverage for such Event of Loss, the Indenture Trustee so long as the Lien of the Indenture shall not have been discharged, and the Lessor of the occurrence of such Event of Loss.

SECTION 12.         INSPECTION

                During the Lease Term, each of the Owner Participant, the OP Guarantor, the Lessor, and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee and each of their respective agents shall have the right, at the inspecting party’s sole expense and at their own risk and upon adequate and reasonable prior notice, to inspect the Facility and the related records with respect to the operation and maintenance thereof in the Lessee’s custody or to which the Lessee has access; provided, however, that any such inspection will not interfere with the operation or maintenance of the Facility, the Facility Site or the conduct by the Lessee of its business in any material respect and will be in accordance with the Lessee’s and the Operator’s safety and insurance programs and procedures. In no event shall the Lessor, the Owner Participant, the Indenture Trustee or the Pass Through Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection. Any such party making an inspection pursuant to this Section 12 shall maintain the confidentiality of any information received as a result of such inspection pursuant to Section 14.19 of the Participation Agreement. Notwithstanding any of the foregoing, so long as no Lease Event of Default shall have occurred and be continuing, no more than one inspection in any 12-month period shall be conducted by each of (x) the Owner Participant, the OP Guarantor and the Lessor and their representatives, and (y) so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee and their representatives (it being understood that the inspecting parties shall endeavor to coordinate such inspections among themselves and with the inspections of the Other Owner Participants, but in no event shall the Owner Participant, OP Guarantor or Lessor conduct separate inspections); provided, however, that any such Person may make more than one inspection during the last 18 months of the Lease Term unless the Lessee has exercised (or provided notice of intent to exercise) its option under Section 15 to renew this Facility Lease beyond such 18 month period.

SECTION 13.         TERMINATION OPTION FOR BURDENSOME EVENTS

Section 13.1.        Election to Terminate.  So long as no Material Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, at its option, within 180 days after the Lessee first receives notice or has Actual Knowledge of the occurrence of a Burdensome Termination Event (as defined below) to deliver notice (a “Burdensome Termination Notice”) to the Lessor, the Owner Participant, and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, of its decision to terminate this Facility Lease together with any and all of the Other Facility Leases with respect to the undivided interest held by the Owner Participant or its Affiliates on the Termination Date specified in such notice (which Termination Date (the “Burdensome Termination Date”), must be a date not less than 270 days after the date the Burdensome Termination Notice is delivered to Lessor) if (other than primarily as a result of an event or condition caused by the Lessee or any Affiliate thereof) any of the following events or conditions (each a “Burdensome Termination Event”) shall have occurred and be continuing on the Burdensome Termination Date:

                (a)           as a result of a change in Applicable Law or interpretation of Applicable Law by a court of competent jurisdiction, it shall have become illegal for the Lessee to continue this Facility Lease or for the Lessee to make payments under this Facility Lease or the other Operative Documents, and the transactions contemplated by the Operative Documents cannot be restructured as a leveraged lease qualifying for operating lease treatment by the Lessee pursuant to GAAP on terms which are not materially less favorable to the Lessee to comply with such change in Applicable Law or interpretation thereof in a manner reasonably acceptable to the Lessee, the Owner Participant, the Lessor and, so long as the Notes are outstanding and the Lien of the Indenture shall not have been discharged, the Indenture Trustee and the Pass Through Trustee; or

                (b)           one or more events outside of the control of the Lessee or any of its Affiliates shall have occurred that have given, or will or can reasonably be expected to give, rise to the incurrence of an indemnity obligation of the Lessee or Guarantor under any of the Operative Documents; provided, that (i) such indemnity (or the underlying cost or Tax) can be avoided if this Facility Lease is terminated and (ii) the amount of such avoided indemnification payments would exceed (on a present value basis, discounted at the Discount Rate to the Burdensome Termination Date, compounded on a semi-annual basis to the Burdensome Termination Date) two percent of the Purchase Price; and provided, further, that no such termination option shall exist if the applicable Indemnified Party shall waive its right to, or the Owner Participant shall arrange, in its sole discretion (it having no obligation to do so), for payment of (without reimbursement by the Lessee or any Affiliate thereof) amounts of indemnification payments in excess of such amount so as to cause such avoided payments, computed in accordance with the preceding proviso, not to exceed two percent of the Purchase Price.

                No termination of this Facility Lease pursuant to this Section 13.1 shall become effective unless the conditions set forth in Section 13.5 are satisfied.

Section 13.2.        Solicitation of Offers; Payments Upon Termination.

                (a)           The Lessee shall, as soon as practicable following the Burdensome Termination Notice, appoint an independent sales agent reasonably satisfactory to the Owner Participant and cause such sales agent to use commercially reasonable efforts to obtain Qualifying Cash Bids. The Lessor shall elect within 180 days of receipt of the Burdensome Termination Notice whether to sell or retain the Undivided Interest. The Lessor shall provide prompt notice of its election to sell or retain the Undivided Interest to the Lessee. If the Lessor has elected to sell the Undivided Interest, the Lessee shall then have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis) with respect to any Qualifying Cash Bid that the Lessor intends to accept. All the proceeds of any such sale shall be for the account of the Lessor; provided, that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee.

                (b)           If the Lessor accepts a Qualifying Cash Bid and the sale of the Undivided Interest is consummated on or before the Burdensome Termination Date, or if the Lessee has exercised its right of first refusal, then on the Burdensome Termination Date, the Lessee shall pay the Lessor, without duplication, (i) the amount, if any, by which the Termination Amount determined as of the Burdensome Termination Date exceeds the net cash proceeds from the sale, plus (ii) all other amounts due and payable by the Lessee under clauses (a), (b)  and (c)  of Section 13.3, provided, that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee.

                (c)           If no Qualifying Cash Bid is received by the date that is 90 days prior to the Burdensome Termination Date (provided that the sales agent has not failed to conduct the bid process diligently and in good faith), then the Lessor shall be deemed to have accepted a Qualifying Cash Bid of zero dollars. The Lessee shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis). If the Lessee exercises its right of first refusal, the Lessee shall pay the Lessor, without duplication, (i) the Termination Amount plus (ii) all other amounts due and payable by the Lessee under clauses (a), (b) and (c) of Section 13.3, provided that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee. If the Lessee does not exercise its right of first refusal, then the Facility Lease shall continue as if such Burdensome Termination Notice had not been given. If the Lessee notifies the Lessor that the sales agent has failed to conduct the bid process diligently and in good faith, then the new Burdensome Termination Date shall be that date that is 120 days after the originally designated Burdensome Termination Date, the Lessee shall appoint a new sales agent who shall conduct a subsequent bid process and the terms of this Section 13.2 shall apply to such subsequent bid process.

                (d)           If one or more Qualifying Cash Bids is received by the date that is 90 days prior to the Burdensome Termination Date (provided that the sales agent has not failed to conduct the bid process diligently and in good faith), but the Lessor has rejected all such bids, the

Burdensome Termination Date shall be that date that is 90 days after the originally designated Burdensome Termination Date and the Lessee shall cause the sales agent to conduct a subsequent bid process to be concluded within 90 days, by which point Lessor shall accept a Qualifying Cash Bid which need not be the highest Qualifying Cash Bid. If no Qualifying Cash Bids are received in such subsequent bid process, then the provisions of Section 13.2(c) (except for the last sentence) shall apply. If the Lessee notifies the Lessor that the sales agent has failed to conduct the bid process diligently in good faith, then the Burdensome Termination Date shall become that date that is 120 days after the originally designated Burdensome Termination Date, the Lessee shall appoint a new sales agent who shall conduct a subsequent bid process and the terms of this Section 13.2 shall apply as if such subsequent bid process were the original bid process.

                (e)           If the Lessor accepts a Qualifying Cash Bid but the sale of the Lessor’s Interest is not consummated within 90 days of accepting such bid (provided that the Lessor has not failed to negotiate such sale in good faith), then the Lessee shall, in its sole discretion, elect whether to (i) grant the Lessor additional time to complete the sale of the Lessor’s Interest, or (ii) provide a new Burdensome Termination Notice to the Lessor. In such case, the provisions of this Section 13 shall apply to such new Burdensome Termination Notice (except that the requirement that such Burdensome Termination Notice be given within 180 days of the Lessee receiving notice of or having Actual Knowledge of the Burdensome Termination Event shall not apply).

Section 13.3.        Procedure for Exercise of Termination Option.

                (a)           If the Lessee shall have exercised its option to terminate this Facility Lease under Section 13.1, on the Burdensome Termination Date, the Lessee shall pay to the Lessor, without duplication, (i) all Supplemental Rent (including, on an After-Tax Basis, all reasonable and documented out-of-pocket costs and expenses of the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the Burdensome Termination Option and all indemnity amounts not obviated by the termination) accrued and unpaid on or prior to such Burdensome Termination Date and (ii) any unpaid Basic Rent or Renewal Rent due and payable on or before such Burdensome Termination Date. All Rent payments (other than Excepted Payments) under Section 13.2 and this Section 13.3 shall, so long as the Lien of the Indenture shall not have been terminated or discharged, be made to the Indenture Trustee.

                (b)           Upon payment of all sums specified in Section 13.2 and this Section 13.3 and without prejudice to the terms of Section 5 hereof, (i) Periodic Rent and Allocated Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability hereunder (it being understood and agreed that the Lessee shall continue to be obligated to pay Supplemental Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document, and the obligations of the Guarantor under the Guaranty shall continue with respect to such Supplemental Rent and other surviving obligations of the Lessee), (iii) the Lessor will pay all amounts of principal and interest and other amounts owing by it under the Notes to the Indenture Trustee pursuant to Section 2.10(a) of the Indenture, (iv) this Facility Lease shall terminate, (v) the Lessor shall, at the Lessee’s cost and expense, execute and deliver to the Lessee a release or termination of this Facility Lease, (vi) in connection with any sale of the

Lessor’s Interest pursuant to Section 13.2, the Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Lessor’s Interest to the purchaser on an “as is”, “where is” and “with all faults” basis, without representations or warranties other than a warranty of the Lessor as to the absence of Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens, (vii) so long as the Lien of the Indenture has not been discharged or terminated, the Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge or terminate such Lien, and (viii) the Lessor shall execute and deliver, and shall use all reasonable efforts to cause the Indenture Trustee to execute and deliver, appropriate releases and other documents or instruments necessary to effect the foregoing, all to be prepared, filed and recorded (as appropriate) by and at the cost and expense of the Lessee.

                (c)           It shall be a condition of the termination of this Facility Lease pursuant to this Section 13 that the Lessee shall pay all amounts it is obligated to pay under Section 13.2 and this Section 13.3. If the Lessee fails to consummate the termination option under Section 13.1(b) after giving notice of its intention to do so, (A) the Facility Lease shall continue, (B) such failure to consummate shall not constitute a default under this Facility Lease, and (C) if such failure is a consequence of a failure of the Lessee to fulfill its obligations under this Section 13, the Lessee will lose its right to terminate this Facility Lease pursuant to this Section 13 as a result of such event or condition during the remainder of the Lease Term. Whether or not this Facility Lease is terminated, the Lessee shall in any event pay, on an After-Tax Basis, all reasonable, documented out-of-pocket costs and expenses of the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee in connection with the exercise by the Lessee of its right to terminate this Facility Lease under this Section 13.

Section 13.4.        Right of Lessor to Retain the Undivided Interest.

                (a)           If the Lessor elects to retain the Undivided Interest pursuant to this Section 13.4, on the Burdensome Termination Date, the Lessee shall pay to the Lessor, without duplication, (i) all Supplemental Rent accrued and unpaid on or prior to such Burdensome Termination Date (including, on an After-Tax Basis, all reasonable and documented out-of-pocket costs and expenses of the Lessor, the Owner Participant, the Indenture Trustee, the Pass Through Trustee, the Trust Company and the Pass Through Trust Company, and all sales, use, value added, transfer, stamp and other similar Taxes associated with the exercise of the termination option pursuant to this Section 13.4) and (ii) any unpaid Periodic Rent due and payable on or before such Burdensome Termination Date and the Periodic Rent due and payable on such Burdensome Termination Date, but shall not be required to pay any Termination Amount.

                (b)           Concurrently with the payment of all sums required to be paid pursuant to this Section 13.4, (i) Periodic Rent and Allocated Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability hereunder (it being understood and agreed that the Lessee shall continue to be obligated to pay Supplemental Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document, and the obligations of the Guarantor under the Guaranty shall continue with respect to such Supplemental Rent and other surviving obligations of the Lessee), (iii) the Lessor will pay all amounts of principal and interest and other amounts owing by it under the Notes (including any Special Event Amount) to the Indenture Trustee pursuant to Section 2.10(a) of the Indenture, (iv) the Lessee shall return the Undivided Interest to the Lessor in accordance with Section 5.1, and (v) the Lessor shall execute and deliver appropriate documents or instruments necessary to effect the foregoing, all to be prepared, filed and recorded (if appropriate) by and at the cost and expense of the Lessee.

                (c)           It shall be a condition to the termination of this Facility Lease pursuant to this Section 13.4 that the Lessor and the Lessee shall each pay all amounts that each is obligated to pay under this Section 13.4. The Lessor shall, if it fails to pay any amounts due and payable by it pursuant to this Section 13.4, thereafter forfeit the right to exercise its retention option pursuant to this Section 13.4 in respect of such Burdensome Termination Event; provided, however, that in no event shall any failure by the Lessor to pay any such amounts result in a Indenture Event of Default or be construed as a waiver by the Lessor of any failure by the Lessee to perform any of its obligations contained in this Facility Lease or in any other Operative Document.

Section 13.5.        Certain Conditions to Termination.  Anything to the contrary in this Section 13 notwithstanding, the Lessee and the Lessor agree (without relieving the Lessor of any liability hereunder) that, so long as the Lien of the Indenture shall not have been terminated or discharged, no termination of this Facility Lease pursuant to this Section 13 shall be effective and the Lessee’s rights and obligations under this Facility Lease immediately prior to the election to terminate this Facility Lease pursuant to Section 13.1 shall remain in full force and effect in all respects (regardless of whether the Lessor shall elect to retain or sell the Lessor’s Interest in connection with such proposed termination) unless and until the Lessor shall have paid all outstanding principal and accrued interest on the Notes pursuant to Section 13.3 and all other amounts due by Lessor under the Indenture on such proposed date of termination.

Section 13.6.        Revocation of Election to Terminate.  If the Lessor has not accepted a Qualifying Cash Bid, the Lessee may, at its election, but not less than 90 days prior to the Burdensome Termination Date, revoke its notice of termination to the Lessor, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, in which event this Facility Lease shall continue and no Lease Event of Default shall occur as a result of such revocation. The Lessee will reimburse, on an After-Tax Basis, the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee for all costs and expenses incurred as a result of such notice and revocation of termination, and will have the right to reinstitute the termination procedures.

SECTION 14.         TERMINATION DUE TO LESSOR ACTIONS

Section 14.1.        Termination.  So long as no Material Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, at its option, within 180 days after the Lessee first receives notice or has Actual Knowledge of the occurrence of an event or condition described below in this Section 14.1, to deliver notice (an “Owner Breach Termination Notice”) to the Lessor, the Owner Participant, and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, of its decision to terminate this Facility Lease (which Termination Date (the “Owner Breach Termination Date”), must be a date not less than 270 days after the date the Owner Breach Termination Notice is delivered to Lessor) if (other than primarily as a result of an event or condition caused by the Lessee or any Affiliate thereof) any of the following shall have occurred and be continuing on the Owner Breach Termination Date:

                (i)            there is a material continuing breach by either the Lessor or the Owner Participant of its covenants in Section 4.2 hereof or Section 10 of the Participation Agreement, which breach remains unremedied for 10 days after notice to the Lessor and the Owner Participant and which breach shall materially impair the Lessee’s use, possession or enjoyment of the Undivided Interest pursuant to such Sections;

                (ii)           the Trust Agreement shall be terminated by the Owner Participant or the trust created thereby shall be revoked by the Owner Participant;

                (iii)          the Owner Participant shall transfer any of the Trust Interest or the Lessor shall transfer any of the Undivided Interest in material violation of the transfer restrictions of the Operative Documents; or

                (iv)          the Lessor, acting at the express direction of the Owner Participant, or the Owner Participant shall breach any other material covenant of, or representation made by, the Lessor or the Owner Participant, as applicable, under the Operative Documents which breach remains unremedied for 10 days after notice to the Lessor and the Owner Participant and which breach shall (A) materially impair the Lessee’s use, possession or enjoyment of the Undivided Interest, or (B) give rise to a material risk of sale, loss or forfeiture of the Undivided Interest, the Facility or any material related property right

 (it being understood and agreed that the Lessee shall not be entitled to exercise the option to terminate in respect of the matters referred to in the preceding clauses (i) through (iv) if, on or prior to the date the Lessee exercises the same, the Owner Participant shall have fully cured the relevant breach and fully compensated the Lessee for all damages incurred or reasonably likely to be incurred by the Lessee in connection therewith).

                If the Lessee does not give an Owner Breach Termination Notice within 180 days of the date the Lessee receives notice or first has Actual Knowledge of an event or condition described above, the Lessee will lose its right to terminate this Facility Lease pursuant to this Section 14.1 as a result of such event or condition.

Section 14.2.        Solicitation of Offers.

                (a)           The Lessee shall, as soon as practicable following the Owner Breach Termination Notice, appoint an independent sales agent reasonably satisfactory to the Owner Participant and cause such sales agent to use commercially reasonable efforts to obtain Qualifying Cash Bids. The Lessor shall elect within 180 days of receipt of the Owner Breach Termination Notice whether to sell or retain the Undivided Interest. The Lessor shall provide prompt notice of its election to sell or retain the Undivided Interest to the Lessee. If the Lessor has elected to sell the Undivided Interest, the Lessee shall then have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis) with respect to any Qualifying Cash Bid that the Lessor intends to accept. All the proceeds of any such sale shall be for the account of the Lessor; provided, that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee.

                (b)           If the Lessee has failed to exercise its right of first refusal and the Lessor accepts a Qualifying Cash Bid, or if the Lessee has exercised its right of first refusal, and the sale of the Undivided Interest is consummated, in either case, on or before the Owner Breach Termination Date, then on the Owner Breach Termination Date, the Lessee shall pay the Lessor, without duplication, (i) the amount, if any, by which the Termination Amount determined as of the Owner Breach Termination Date exceeds the net cash proceeds from the sale, plus (ii) all other amounts due and payable by the Lessee under clauses (a), (b)  and (c)  of Section 14.3, provided, that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee.

                (c)           If no Qualifying Cash Bid is received by the date that is 90 days prior to the Owner Breach Termination Date (provided that the sales agent has not failed to conduct the bid process diligently and in good faith), then the Lessor shall be deemed to have accepted a Qualifying Cash Bid of zero dollars. The Lessee shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 7.6 of the Participation Agreement, mutatis mutandis). If the Lessee exercises its right of first refusal, the Lessee shall pay the Lessor, without duplication, (i) the Termination Amount plus (ii) all other amounts due and payable by the Lessee under clauses (a), (b) and (c) of Section 14.3, provided that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee. If the Lessee does not exercise its right of first refusal, then the Facility Lease shall continue as if such Burdensome Termination Notice had not been given. If the Lessee notifies the Lessor that the sales agent has failed to conduct the bid process diligently and in good faith, then the new Owner Breach Termination Date shall be that date that is 120 days after the originally designated Owner Breach Termination Date, the Lessee shall appoint a new sales agent who shall conduct a subsequent bid process and the terms of this Section 14.2 shall apply to such subsequent bid process.

                (d)           If one or more Qualifying Cash Bids is received by the date that is 90 days prior to the Owner Breach Termination Date (provided that the sales agent has not failed to conduct the bid process diligently and in good faith), but the Lessor has rejected all such bids, the Owner Breach Termination Date shall be that date that is 90 days after the originally designated Owner Breach Termination Date and the Lessee shall cause the sales agent to conduct a subsequent bid process to be concluded within 90 days, by which point Lessor shall accept the a Qualifying Cash Bid which need not be the highest Qualifying Cash Bid. If no Qualifying Cash Bids are received in such subsequent bid process, then the provisions of Section 14.2(c) (except for the last sentence) shall apply. If the Lessee notifies the Lessor that the sales agent has failed to conduct the bid process diligently in good faith, then the Owner Breach Termination Date shall become that date that is 120 days after the originally designated Owner Breach Termination Date, the Lessee shall appoint a new sales agent who shall conduct a subsequent bid process and the terms of this Section 14.2 shall apply as if such subsequent bid process were the original bid process.

                (e)           If the Lessor accepts a Qualifying Cash Bid but the sale of the Lessor’s Interest is not consummated within 90 days of accepting such bid (provided that the Lessor has not failed to negotiate such sale in good faith), then the Lessee shall, in its sole discretion, elect whether to (i) grant the Lessor additional time to complete the sale of the Lessor’s Interest, or (ii) provide a new Owner Breach Termination Notice to the Lessor. In such case, the provisions of this Section 14 shall apply to such new Owner Breach Termination Notice (except that the requirement that such Owner Breach Termination Notice be given within 180 days of the Lessee receiving notice of or having Actual Knowledge of any event or condition described in Section 14.1 shall not apply).

Section 14.3.        Procedure for Exercise of Termination Option.

                (a)           If the Lessee shall have exercised its option to terminate this Facility Lease under Section 14.1, on the Owner Breach Termination Date, the Lessee shall pay to the Lessor, without duplication, (i) all Supplemental Rent (including, on an After-Tax Basis, all reasonable and documented out-of-pocket costs and expenses of the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the Owner Breach Termination Option and all indemnity amounts not obviated by the termination) accrued and unpaid on or prior to such Owner Breach Termination Date and (ii) any unpaid Basic Rent or Renewal Rent due and payable on or before such Owner Breach Termination Date. All Rent payments (other than Excepted Payments) under Section 14.2 and this Section 14.3 shall, so long as the Lien of the Indenture shall not have been terminated or discharged, be made to the Indenture Trustee.

                (b)           Upon payment of all sums specified in Section 14.2 and this Section 14.3 and without prejudice to the terms of Section 5 hereof, (i) Periodic Rent and Allocated Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability hereunder (it being understood and agreed that the Lessee shall continue to be obligated to pay Supplemental Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document, and the obligations of the Guarantor under the Guaranty shall continue with respect to such Supplemental Rent and other surviving obligations of the Lessee), (iii) the Lessor will pay all amounts of principal and interest and other amounts owing by it under the Notes to the Indenture Trustee pursuant to Section 2.10(a) of the Indenture, (iv) this Facility Lease shall terminate, (v) the Lessor shall, at the Lessee’s cost and expense, execute and deliver to the Lessee a release or termination of this Facility Lease, (vi) in connection with any sale of the Lessor’s Interest pursuant to Section 14.2, the Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Lessor’s Interest to the purchaser on an “as is”, “where is” and “with all faults” basis, without representations or warranties other than a warranty of the Lessor as to the absence of Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens, (vii) so long as the Lien of the Indenture has not been discharged or terminated, the Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge or terminate such Lien, and (viii) the Lessor shall execute and deliver, and shall use all reasonable efforts to cause the Indenture Trustee to execute and deliver, appropriate releases and other documents or instruments necessary to effect the foregoing, all to be prepared, filed and recorded (as appropriate) by and at the cost and expense of the Lessee.

                (c)           It shall be a condition of the termination of this Facility Lease pursuant to this Section 14 that the Lessee shall pay all amounts it is obligated to pay under Section 14.2 and this Section 14.3. If the Lessee fails to consummate the termination option under Section 14.1 after giving notice of its intention to do so, (A) the Facility Lease shall continue, (B) such failure to consummate shall not constitute a default under this Facility Lease, and (C) if such failure is a consequence of a failure of the Lessee to fulfill its obligations under this Section 14, the Lessee will lose its right to terminate this Facility Lease pursuant to this Section 14 as a result of such event or condition during the remainder of the Lease Term. Whether or not this Facility Lease is terminated, the Lessee shall in any event pay, on an After-Tax Basis, all reasonable, documented out-of-pocket costs and expenses of the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee in connection with the exercise by the Lessee of its right to terminate this Facility Lease under this Section 14.

Section 14.4.        Right of Lessor to Retain the Undivided Interest.

                (a)           If the Lessor elects to retain the Undivided Interest pursuant to this Section 14.4, on the Owner Breach Termination Date, the Lessee shall pay to the Lessor, without duplication, (i) all Supplemental Rent accrued and unpaid on or prior to such Owner Breach Termination Date (including, on an After-Tax Basis, all reasonable and documented out-of-pocket costs and expenses of the Lessor, the Owner Participant, the Indenture Trustee, the Pass Through Trustee, the Trust Company and the Pass Through Trust Company, and all sales, use, value added, transfer, stamp and other similar Taxes associated with the exercise of the termination option pursuant to this Section 14.4) and (ii) any unpaid Periodic Rent due and payable on or before such Owner Breach Termination Date and the Periodic Rent due and payable on such Owner Breach Termination Date, but shall not be required to pay any Termination Amount.

                (b)           Concurrently with the payment of all sums required to be paid pursuant to this Section 14.4, (i) Periodic Rent and Allocated Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability hereunder (it being understood and agreed that the Lessee shall continue to be obligated to pay Supplemental Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document, and the obligations of the Guarantor under the Guaranty shall continue with respect to such Supplemental Rent and other surviving obligations of the Lessee), (iii) the Lessor will pay all amounts of principal and interest and other amounts owing by it under the Notes (including any Special Event Amount) to the Indenture Trustee pursuant to Section 2.10(a) of the Indenture, (iv) the Lessee shall return the Undivided Interest to the Lessor in accordance with Section 5.1, and (v) the Lessor shall execute and deliver appropriate documents or instruments necessary to effect the foregoing, all to be prepared, filed and recorded (if appropriate) by and at the cost and expense of the Lessee.

                (c)           It shall be a condition to the termination of this Facility Lease pursuant to this Section 14.4 that the Lessor and the Lessee shall each pay all amounts that each is obligated to pay under this Section 14.4. The Lessor shall, if it fails to pay any amounts due and payable by it pursuant to this Section 14.4, thereafter forfeit the right to exercise its retention option pursuant to this Section 14.4; provided, however, that in no event shall any failure by the Lessor to pay any such amounts result in a Indenture Event of Default or be construed as a waiver by the

Lessor of any failure by the Lessee to perform any of its obligations contained in this Facility Lease or in any other Operative Document.

Section 14.5.        Certain Conditions to Termination.  Anything to the contrary in this Section 14 notwithstanding, the Lessee and the Lessor agree (without relieving the Lessor of any liability hereunder) that, so long as the Lien of the Indenture shall not have been terminated or discharged, no termination of this Facility Lease pursuant to this Section 14 shall be effective and the Lessee’s rights and obligations under this Facility Lease immediately prior to the election to terminate this Facility Lease pursuant to Section 14.1 shall remain in full force and effect in all respects (regardless of whether the Lessor shall elect to retain or sell the Lessor’s Interest in connection with such proposed termination) unless and until the Lessor shall have paid all outstanding principal and accrued interest on the Notes pursuant to Section 14.3 and all other amounts due by Lessor under the Indenture on such proposed date of termination.

Section 14.6.        Revocation of Election to Terminate.  If the Lessor has not accepted a Qualifying Cash Bid, the Lessee may, at its election, but not less than 90 days prior to the Owner Breach Termination Date, revoke its notice of termination to the Lessor, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, in which event this Facility Lease shall continue and no Lease Event of Default shall occur as a result of such revocation. The Lessee will reimburse, on an After-Tax Basis, the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee for all costs and expenses incurred as a result of such notice and revocation of termination, and will have the right to reinstitute the termination procedures.

SECTION 15.         LEASE RENEWAL

Section 15.1.        Renewal Terms.

                (a)           Not earlier than 36 months prior to, but not less than 18 months prior to, the expiration of the Basic Term, so long as no Material Default or Lease Event of Default shall have occurred and be continuing on the date any notice is given pursuant to this Section 15.1(a) and no Material Default or Lease Event of Default shall have occurred and be continuing on the date the lease renewal proposed pursuant to this Section 15.1(a) is to commence, the Lessee may deliver to the Lessor notice of the Lessee’s tentative interest in renewing (which, if not withdrawn on or prior to the date that is 18 months prior to the expiration of the Basic Term, shall become an irrevocable election to renew) this Facility Lease (together with any and all Other Facility Leases which are held by or for the benefit of the Owner Participant or any of its Affiliates) for a term (the “Limited Renewal Term”) commencing on the day following the last day of the Basic Term and continuing for a period ending on a date to be specified by the Lessee which shall not be later than the earliest of (i) the latest date as of which the estimated Fair Market Sales Value of the Undivided Interest (without taking into account inflation or deflation subsequent to the Closing Date), determined by the Appraisal Procedure (which shall be commenced not earlier than 36 months prior to the expiration of the Basic Term), shall equal 20% of the Purchase Price and (ii) the date as of which the sum of the period of the proposed Limited Renewal Term and the Basic Term shall equal the earlier of (A) 75% of the estimated economic useful life of the Undivided Interest as measured from the Closing Date and determined by such Appraisal Procedure and (B) January 15, 2047.

                (b)           Not earlier than 36 months prior to, but not less than 18 months prior to, the expiration of the Limited Renewal Term, so long as no Material Default or Lease Event of Default shall have occurred and be continuing on the date any notice is given pursuant to this Section 15.1(b) and no Material Default or Lease Event of Default shall have occurred and be continuing on the date the lease renewal proposed pursuant to this Section 15.1(b) is to commence, the Lessee may deliver to the Lessor notice of the Lessee’s tentative interest in renewing (which, if not withdrawn on or prior to the date that is 18 months prior to the expiration of the Limited Renewal Term, shall become an irrevocable election to renew) this Facility Lease (together with any and all Other Facility Leases which are held by or for the benefit of the Owner Participant or any of its Affiliates) for a term (the “Second Renewal Term”) commencing on the day following the last day of the Limited Renewal Term and continuing for a period ending on a date to be specified by the Lessee which shall not be later than the earliest of (i) the latest date as of which the estimated Fair Market Sales Value of the Undivided Interest (without taking into account inflation or deflation subsequent to the Closing Date), determined by the Appraisal Procedure (which shall be commenced not earlier than 36 months prior to the expiration of the Limited Renewal Term), shall equal 20% of the Purchase Price and (ii) the date as of which the sum of the period of the proposed Second Renewal Term, the Limited Renewal Term and the Basic Term shall equal the earlier of (A) 75% of the estimated economic useful life of the Undivided Interest as measured from the Closing Date and determined by such Appraisal Procedure and (B) January 15, 2047.

Section 15.2.        Fair Market Value Renewal Terms.  Not earlier than 36 months prior to, but not less than 18 months prior to, the expiration of the Basic Term or any Renewal Term thereafter, so long as no Material Default or Lease Event of Default shall have occurred and be continuing on the date any notice is given pursuant to this Section 15.2 and no Material Default or Lease Event of Default shall have occurred and be continuing on the date the lease renewal proposed pursuant to this Section 15.2 is to commence, the Lessee may deliver to the Lessor irrevocable notice of the Lessee’s election to renew this Facility Lease (together with any and all Other Facility Leases which are held by or for the benefit of the Owner Participant or any of its Affiliates) for either a term in which the Renewal Rent will be Fair Market Rental Value (such term, a “Fair Market Value Renewal Term”) or, in the case of an election to renew at the end of the Limited Renewal Term, the Second Renewal Term if the Lessee subsequently provides the notice described in Section 15.1(b), in either case commencing on the day following the last day of the Basic Term or Renewal Term otherwise expiring and extending for no less than two years and no more than five years.

Section 15.3.        Renewal Rent and Termination Amounts for Renewal Term.  Renewal Rent shall be paid in arrears on each June 1 and December 1 during each Renewal Term. The installment of Renewal Rent payable in arrears on each such Rent Payment Date during the Limited Renewal Term shall be equal to the lesser of (a) 37.5% of the quotient during the first five years after the Basic Term, and 25% of the quotient thereafter, obtained by dividing (i) the sum of the actual amounts of Basic Rent paid on each Rent Payment Date during the Basic Term (without including in such Basic Rent any amount attributable to adjustments to Basic Rent pursuant to clause (i) and, unless the applicable Modifications were financed with Additional Equity Investments, clause (ii) of Section 3.4(a)) by (ii) the number of years comprising the Basic Term and (b) the Fair Market Rental Value for the Undivided Interest for the Limited Renewal Term. The installment of Renewal Rent payable in arrears on each Rent Payment Date during the

Second Renewal Term shall be equal to the lesser of (A) 37.5% of the quotient during the first five years after the Basic Term, and 25% of the quotient thereafter, obtained by dividing (1) the sum of the actual amounts of Basic Rent paid on each Rent Payment Date during the Basic Term (without including in such Basic Rent any amount attributable to adjustments to Basic Rent pursuant to clause (i) and, unless the applicable Modifications were financed with Additional Equity Investments, clause (ii) of Section 3.4(a)) by (2) the number of years comprising the Basic Term and (B) the Fair Market Rental Value for the Undivided Interest for the Second Renewal Term. The installment of Renewal Rent payable in arrears on each Rent Payment Date during a Fair Market Value Renewal Term shall be equal to the Fair Market Rental Value for the Undivided Interest determined as of the commencement of such Fair Market Value Renewal Term. The Termination Amount during any such extended term shall be the Fair Market Sales Value for the Undivided Interest determined as of the commencement of such extended term without giving effect to any such extension.

Section 15.4.        Determination of Fair Market Rental Value and Fair Market Sales Value.  The Fair Market Rental Value of the Undivided Interest and the Fair Market Sales Value of the Undivided Interest as of the commencement of any Renewal Term shall be determined by agreement of the Lessor and the Lessee within six months after receipt by the Lessor of notice from the Lessee of its interest in considering a renewal pursuant to Section 15.1 or 15.2 (but not more than 36 months before the commencement of any such Renewal Term) or, if they shall fail to agree within such six month period, shall be determined in accordance with the Appraisal Procedure by an Independent Appraiser, the fees and expenses of which shall be borne pro rata by the Lessee, the Owner Participant and the Other Owner Participants.

SECTION 16.         LEASE EVENTS OF DEFAULT

                Each of the following events shall constitute a “Lease Event of Default” hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity or otherwise):

                (a)           the Lessee shall fail to make any payment of Basic Rent, Renewal Rent, Termination Amount, PVRR Amount or any Special Event Amount after the same shall have become due and such failure shall have continued for a period of ten days;

                (b)           the Lessee shall fail to make any payment due under any of the Operative Documents (except Excepted Payments, unless the Owner Participant shall have declared a default with respect thereto) other than those referred to in clause (a) after the same shall have become due and such failure shall have continued for a period of 30 days after receipt by the Lessee of notice of such failure from the Owner Participant, the Lessor, the Indenture Trustee or the Pass Through Trustee;

                (c)           the Lessee shall fail to maintain insurance required to be maintained pursuant to Section 11;

                (d)           any material representation or warranty made by the Lessee or the Guarantor in the Operative Documents (other than a Tax Representation), or in any document or certificate delivered by the Lessee or the Guarantor in connection therewith or pursuant thereto shall prove to have been incorrect in any material respect when made or misleading in any material respect when made because of the omission to state a material fact and such incorrect or misleading representation is and continues to be material and unremedied for a period of 30 days after receipt by the Lessee or the Guarantor of notice thereof from the Owner Participant, the Lessor, the Indenture Trustee or the Pass Through Trustee; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 180 days, so long as the Lessee or the Guarantor, as applicable, diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 180 day period;

                (e)           the Lessee shall fail to perform or observe in any material respect its obligations set forth in the Consent Decree or Sections 5, 10.2(a), 10.2(b) or 10.3(c) hereof or the Lessee or the Guarantor, as applicable, shall fail to perform or observe in any material respect its obligations set forth in Section 5.1, 5.2, 5.4, 5.9 or Section 13.1 of the Participation Agreement or the Guarantor shall fail to perform or observe in any material respect its obligations set forth in Section 3.1, 3.2, 3.3 or 3.4 of the Guaranty;

                (f)            failure by the Lessee, or the Guarantor where expressly provided, to comply with any other material obligation under the Operative Documents or the Operating Agreement to be performed or observed by the Lessee or the Guarantor and such failure shall continue for a period of 30 days after notice by the Lessor or the Indenture Trustee; provided, however, that if such condition cannot be remedied within 30 days, then the period within which to remedy such condition shall be extended up to an additional 180 days (or 365 days once the Notes have been paid), so long as the Lessee diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 180-day, or 365-day, as applicable, period; and provided, further, that in the case of the Lessee’s obligations set forth in clause (a)(ii) of Section 7.1 and in clause (x) of Section 8.1, if, to the extent and for so long as, a test, challenge, appeal or proceeding with respect to or involving any action or inaction giving rise to, causing (in whole or in part) or otherwise resulting in such non-compliance shall be prosecuted in good faith by the Lessee, the failure by the Lessee to comply with such requirement shall not constitute a Lease Event of Default if such test, challenge, appeal or proceeding shall not involve (i) any material risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, any part of the Facility or the impairment of the use, operation or maintenance of the Facility in any material respect or any material adverse effect on the right, title and interest of the Lessor, the Owner Participant or the Indenture Trustee in or to the Undivided Interest or the coverage under the provisions of any insurance policy required to be carried pursuant to this Facility Lease, or the imposition of any sanction or (ii) the risk of any criminal or material civil liability being incurred by the Owner Participant, the OP Guarantor, the Lessor or the Indenture Trustee or any Material Adverse Effect, including, without limitation, subjecting the Owner Participant, the OP Guarantor or the Lessor to regulation as a public utility under Applicable Law; and provided, further, in the case of the Lessee’s obligations set forth in clause (a)(ii) of Section 7.1 and in clause (x) of Section 8.1, if the noncompliance is not a type that can be immediately remedied, the failure to comply shall not be a Lease Event of Default if the Lessee is taking all reasonable action to remedy such noncompliance and if, but only if, such noncompliance shall not create a material risk that the events described in the preceding clause (i) or (ii)  will occur; and provided, further, that such noncompliance, test, challenge, appeal or review shall not extend beyond the scheduled expiration of the Basic Term or any Renewal Term then in effect or irrevocably elected by the Lessee;

                (g)           the Lessee or the Guarantor shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any involuntary case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors;

                (h)           an involuntary case or other proceeding shall be commenced against the Lessee or the Guarantor seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of such Person; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days;

                (i)            any of the Site Lease, the Site Sublease, the Support Agreement, the Operating Agreement or any other material Operative Document shall have been cancelled or terminated by any Lessee Person, or shall otherwise cease to be in full force and effect as a result of any Lessee Person’s action or inaction, unless, in any such case, alternative arrangements satisfactory to the Lessor and the Owner Participant have been made and the Lessor and the Owner Participant shall have so acknowledged in writing;

                (j)            upon the election of the Owner Participant, a lease event of default under an Other Facility Lease with respect to another undivided interest in the Facility held by or for the benefit of the Owner Participant or any if its Affiliates; or

                (k)           the Guaranty shall cease to be a valid, binding and enforceable obligation of the Guarantor as a result of one or more Lessee Person’s actions or failures to act or the Guarantor shall disavow, reject, rescind or repudiate the Guaranty.

SECTION 17.         REMEDIES

Section 17.1.        Remedies for Lease Event of Default.  Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Facility Lease to be in default by notice to the Lessee; provided that upon the occurrence of a Lease Event of Default described in paragraph (g) or (h)  of Section 16, this Facility Lease shall automatically be deemed to be in default without the need for giving any notice; and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Lease Events of Default, the Lessor may do one or more of the following, as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

                (a)           proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee or the Guarantor, at the Lessee’s sole cost and expense, of the applicable covenants and terms of this Facility Lease or the other Operative Documents or to recover damages for breach thereof;

                (b)           by notice in writing to the Lessee, terminate this Facility Lease whereupon all rights of the Lessee to the possession and use of the Undivided Interest under this Facility Lease shall absolutely cease and terminate but the Lessee shall remain liable as hereinafter provided in paragraph (c); and thereupon, the Lessor may demand that the Lessee, and the Lessee shall, upon written demand of the Lessor and at the Lessee’s expense, forthwith return possession of the Undivided Interest to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 5.2, and the Lessor may thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successor or assigns, to use the Undivided Interest for any purpose whatever;

                (c)           sell the Lessor’s Interest at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee under this Facility Lease and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if the Lessor elects to exercise its rights under said paragraph and by Applicable Law), in which event (i) Allocated Rent shall cease to accrue, and (ii) the Lessee’s obligation to pay Periodic Rent hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that such Rent is to be included in computations under paragraph (f) below if the Lessor elects to exercise its rights under said paragraph);

                (d)           hold, keep idle or lease to others the Lessor’s Interest as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee under this Facility Lease and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except to the extent required by Applicable Law, except that the Lessee’s obligation to pay Periodic Rent due for any periods subsequent to the date upon which the Lessee shall have been deprived of possession and use of the Facility pursuant to this Section 17 shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Undivided Interest to any Person other than the Lessee (the Lessor having no obligation to so lease the Undivided Interest); and

                (e)           whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Undivided Interest, the Lessor, by notice to the Lessee specifying a Termination Date that shall be not earlier than ten days after the date of such notice, may demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Termination Date specified in such notice, (i) any unpaid Periodic Rent due and payable before such Termination Date, plus (ii) if such Termination Date shall be a Rent Payment Date, any Periodic Rent due and payable on such Rent Payment Date, plus (iii) as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Rent due after the Termination Date specified in such notice) (as the Lessor shall decide in its sole discretion) (A) an amount equal to the excess, if any, of the Termination Amount computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Lessor’s Interest as of the Termination Date specified in such notice; or (B) an amount equal to the excess, if any, of the Termination Amount computed as of the Termination Date specified in such notice over the Fair Market Rental Value of the Lessor’s Interest until the end of the Basic Term or the then current Renewal Term, as the case may be, after discounting such Fair Market Rental Value semiannually to present value as of the Termination Date specified in such notice at a rate equal to the Lease Debt Rate, or (C) an amount equal to the Termination Amount computed as of the Termination Date specified in such notice provided that upon payment of such Termination Amount by the Lessee pursuant to this clause (C) and all other Rent then due and unpaid by the Lessee, the Lessor shall appoint an independent sales agent reasonably satisfactory to the Lessee and cause such sales agent to use commercially reasonable efforts to obtain Qualifying Cash Bids. If one or more Qualifying Cash Bids is received within 90 days of the appointment of the sale agent, the Lessor shall transfer to the highest bidder (or its designee) on an “as is”, “where is” and “with all faults” basis, without representations or warranties other than a warranty of the Lessor as to the absence of Lessor’s Liens and of the Owner Participant as to the absence of Owner Participant’s Liens, all of its right, title and interest in and to the Lessor’s Interest, and the Lessor shall pay the net sales proceeds to the Lessee. Notwithstanding the foregoing, if in the case of clause (A) or (B) above the Lessor shall be unable to obtain constructive possession of the Undivided Interest sufficient to realize the economic benefit of the Lessor’s Interest, the Fair Market Rental Value and Fair Market Sales Value of the Lessor’s Interest shall be deemed equal to $0 (zero). Upon payment of the amounts specified in any of clause (A), (B) or (C) above, this Facility Lease, and the Lessee’s obligation to pay Periodic Rent or the Termination Amount hereunder due for any periods subsequent to the date of such payment, shall terminate; and

                (f)            if the Lessor shall have sold the Lessor’s Interest pursuant to paragraph (c) above, the Lessor may, if it shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Rent due for any periods subsequent to the date of such sale), an amount equal to (i) any unpaid Periodic Rent due and payable before the date of such sale, plus (ii)(A) if that date is a Rent Payment Date, the Periodic Rent due on that date, or (B) if that date is not a Rent Payment Date or a Termination Date, the daily equivalent of Periodic Rent for the period from the preceding Termination Date to the date of such sale, plus (iii) the amount, if any, by which the Termination Amount computed as of the Termination Date next preceding the date of such sale, or if such sale occurs on a Rent Payment Date or a Termination Date, then computed as of such date, exceeds the net proceeds of such sale, and, upon payment of such amounts, this Facility Lease and the Lessee’s obligation to pay Periodic Rent or the Termination Amount for any periods subsequent to the date of such payment shall terminate.

                The Lessee’s liability in connection with the exercise of any or all of the foregoing remedies shall be the Termination Amount computed as of the Termination Date occurring on or immediately prior to the date the Lessor declares this Facility Lease to be in default or it is otherwise deemed to be in default, except in the case of a Lease Event of Default resulting from a breach by the Lessee of its obligations under Section 5.12 of the Participation Agreement, in which case the Lessee’s liability shall be the PVRR Amount. In addition, the Lessee shall be liable for (i) any and all unpaid Periodic Rent and Supplemental Rent (other than the Termination Amount) due hereunder before or during the exercise of any of the foregoing remedies, and (ii), if the Lessee’s liability shall be calculated by reference to the Termination Amount, on an After-Tax Basis, reasonable and documented legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor’s remedies with respect thereto, including the repayment in full of any reasonable and documented costs and expenses necessary to be expended in connection with the return of the Undivided Interest in accordance with Section 5.2 hereof, including, without limitation, any reasonable and documented costs and expenses incurred by the Lessor, the Owner Participant, the Indenture Trustee and the Pass Through Trustee in connection with retaking constructive possession of, or in repairing, the Undivided Interest in order to cause it to be in compliance with all maintenance standards imposed by this Facility Lease.

Section 17.2.        Cumulative Remedies.  The remedies in this Facility Lease provided in favor of the Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all of such other remedies. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Facility or any Component thereof in mitigation of the Lessor’s damages as set forth in this Section 17 or which may otherwise limit or modify any of the Lessor’s rights and remedies in this Section 17.

Section 17.3.        No Delay or Omission to be Construed as Waiver.  No delay or omission to exercise any right, power or remedy accruing to the Lessor upon any breach or default by the Lessee under this Facility Lease shall impair any such right, power or remedy of the Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

SECTION 18.         [RESERVED]

SECTION 19.         LESSEE’S RIGHT TO SUBLEASE

                The Lessee shall have the right to sublease the Undivided Interest without the consent of the Lessor, the Owner Participant, the Indenture Trustee, the Pass Through Trustee or any other Person under the following conditions, it being agreed that the following conditions are reasonable limitations on the Lessee’s rights to sublease:

                (a)           the sublessee is a United States Person within the meaning of Section 7701(a)(30) of the Code that (i) is a solvent corporation, partnership, business trust, limited liability company or any other entity (not an individual) not subject to bankruptcy proceedings, (ii) is not involved in material litigation with the Owner Participant, the OP Guarantor or any of their respective Affiliates, and (iii) is, or its obligations under the sublease are guaranteed by, or contracted to be performed by, an experienced, reputable operator of United States-based, coal-fired electric generating facilities similar to the Facility;

                (b)           all terms and conditions of this Facility Lease and the other Operative Documents remain in effect and the Lessee remains fully and primarily liable for its obligations under this Facility Lease and the other Lessee Documents, and the Guarantor shall remain fully liable for its obligations under the Guaranty;

                (c)           the sublease does not extend beyond the scheduled expiration of the Basic Term or any Renewal Term then in effect or irrevocably elected by the Lessee (and may be terminated upon early termination of this Facility Lease) and is expressly subject and subordinate to this Facility Lease;

                (d)           no Material Default or Lease Event of Default under this Facility Lease shall have occurred and be continuing;

                (e)           the sublease prohibits assignment or further subletting;

                (f)            the Lessee provides the Lessor with 30 days’ notice of the Lessee’s intent to enter into the sublease;

                (g)           the sublease requires the sublessee to operate and maintain the Undivided Interest in a manner consistent with this Facility Lease;

                (h)           such sublease shall not cause the property to become “tax-exempt use property” within the meaning of Section 168(h) of the Code (unless the Lessee shall make a payment to the Owner Participant contemporaneously with the execution of the sublease that compensates the Owner Participant, on an After-Tax Basis, for the adverse tax consequences resulting from the classification of the property as “tax-exempt use property”);

                (i)            the Lessee assigns its rights under such sublease to Lessor as security for Lessee’s obligations under the Operative Documents;

                (j)            the Lessor, the Owner Participant, and so long as the Notes are outstanding, the Indenture Trustee shall have received an opinion of counsel, which opinion of counsel shall be reasonably acceptable to the recipients thereof, to the effect that all regulatory approvals required to enter into the sublease have been obtained; and

                (k)           the Lessee or sublessee shall have paid on an After-Tax Basis all reasonable and documented costs and expenses incurred by the Owner Participant, the Lessor, the Indenture Trustee or the Pass Through Trustee in connection with any such sublease, whether or not the sublease is entered into.

                As a condition precedent to such sublease, the Lessee shall provide the Lessor, the Owner Participant and, so long as the Notes are outstanding and the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee with all documentation in respect of such sublease and an opinion of counsel to the effect that such sublease complies with the provisions of this Section 19 (such documentation, counsel and opinion to be reasonably satisfactory to each such recipient).

SECTION 20.         LESSOR’S RIGHT TO PERFORM

                Subject to the terms of the Indenture, the Lessor shall have the right, but not the obligation, to remedy, cure or otherwise perform or make payment with respect to any Material Default or Lease Event of Default that has occurred and is continuing within ten Business Days after receipt of notice of such Material Default or Lease Event of Default. Notwithstanding

anything to the contrary contained in the foregoing, the provisions of this Section 20 shall in no event restrict any of the Lessor’s rights following the occurrence of a Lease Event of Default, it being agreed and understood that the Lessor shall be entitled to exercise all of its remedies pursuant to Section 17 upon the occurrence of any such event.

SECTION 21.	SECURITY FOR LESSOR’S OBLIGATION TO THE INDENTURE TRUSTEE; LEASEHOLD MORTGAGE OF LESSEE’S INTEREST IN THE FACILITY LEASE

                In order to secure the Notes, the Lessor will assign and grant a first priority security interest in favor of the Indenture Trustee in and to all of the Lessor’s right, title and interest in, to and under this Facility Lease and the Undivided Interest (other than Excepted Payments and the rights to enforce and collect the same). The Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges receipt of copies of the Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Lessee under any other circumstances. Unless and until the Lessee shall have received notice from the Indenture Trustee that the Lien of the Indenture has been fully terminated, the Indenture Trustee shall have the right, but shall not be obligated, to exercise the rights of the Lessor under this Facility Lease to the extent, and subject in each case to the exceptions, set forth in the Indenture. TO THE EXTENT, IF ANY, THAT THIS FACILITY LEASE CONSTITUTES TANGIBLE CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

SECTION 22.         MISCELLANEOUS

Section 22.1.        Amendments and Waivers.  No term, covenant, agreement or condition of this Facility Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 22.2.        Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing (which may be sent by telecopy transmission) and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by telecopy transmission, upon receipt by the sender of a confirmation report that all pages of the telecopy transmission were properly transmitted, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by notice to the other party:

If to the Lessor:

Mansfield 2007 Trust A
c/o U.S. Bank Trust National Association
300 Delaware Avenue, 9th floor
Wilmington, DE 19801
Attention: Corporate Trust Services Facsimile: (302) 576-3717

with a copy to the Owner Participant:

Hillbrook Corp. 50 Danbury Rd. Suite 100 Wilton, CT 06897-4444 Attention: Chief Financial Officer
Facsimile: (203) 222-4780

and to the Indenture Trustee:

The Bank of New York Trust Company, N.A.
1660 West 2nd Street, Suite 830
Cleveland, OH 44113
Attention: Corporate Trust Department Facsimile: (216) 621-1441

If to the Lessee:

FirstEnergy Generation Corp. 76 South Main St. Akron, OH 44308 Attention: Vice President & Treasurer and Associate General Counsel Facsimile: (330) 384-3875

                A copy of all notices provided for herein shall be sent by the party giving such notice to each of the other parties hereto.

Section 22.3.        Survival.  Except for the provisions of Sections 3.3, 3.5, 5, 6, 8.3, 9 and 17, which shall survive, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Facility Lease in accordance with its terms. Notwithstanding any provisions hereof, any indemnity contained in Sections 9.1 or 9.2 of the Participation Agreement, the Tax Indemnity Agreement or elsewhere in the Operative Documents shall, subject to the provisions thereof, survive the expiration or early termination of this Facility Lease regardless of the cause therefor.

Section 22.4.        Successors and Assigns.

                (a)           This Facility Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

                (b)           Except as expressly provided herein or in the other Operative Documents (including Section 13.1 of the Participation Agreement), neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

Section 22.5.        Bankruptcy.  If any action, proceeding, motion or notice shall be commenced or filed in respect of this Facility Lease or any part of the Facility in connection with any case under the Bankruptcy Code, the Lessor shall have the option, to the exclusion of the Lessee, exercisable upon notice from the Lessor to the Lessee, to conduct and control any such litigation using counsel of the Lessor’s choice. The Lessor may proceed in its own name or in the name of the Lessee in connection with any such litigation, and the Lessee agrees to execute any and all powers, authorizations, consents or other documents required by the Lessor in connection therewith.

Section 22.6.        “True Lease”.  This Facility Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest except as lessee only.

Section 22.7.        Governing Law.  This Facility Lease was negotiated in the State of New York which the Lessee and the Lessor agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and, in accordance with § 5-1401 of the New York General Obligations Law, in all respects, including matters of construction, validity and performance, this Facility Lease shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any Applicable Law of the United States of America, except that provisions for the creation and enforcement of the leasehold interest created hereby shall be governed by and construed according to the law of the Commonwealth of Pennsylvania, it being understood that, to the fullest extent permitted by the law of the Commonwealth of Pennsylvania, the law of the State of New York shall govern the validity and the enforceability of the representations, warranties, covenants and obligations of the Lessee and the Lessor under this Facility Lease and all other Operative Documents and all of the indebtedness arising hereunder or thereunder. To the fullest extent permitted by law, the Lessee and the Lessor hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Facility Lease, except as expressly otherwise provided above.

Section 22.8.        Severability.  Any provision of this Facility Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.9.        Counterparts.  This Facility Lease may be executed by the parties hereto in separate counterparts, each of which, subject to Section 21, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 22.10.      Headings and Table of Contents.  The headings of the Sections of this Facility Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 22.11.      Further Assurances.  Each party hereto will promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Facility Lease.

Section 22.12.      Effectiveness.  This Facility Lease has been dated as of the date first above written for convenience only. This Facility Lease shall be effective on the date of execution and delivery by the Lessee and the Lessor.

Section 22.13.      Separate Legal Obligation.  The parties hereto hereby agree that the Lessee’s obligation to make Excepted Payments is a separate and independent obligation from its obligation to make other Rent payments, and that the Lessee’s obligation to make Excepted Payments may be independently enforced and may be assigned, pledged or otherwise transferred separately from the Lessee’s obligations to make other Rent payments. The obligation to make Excepted Payments has been included herein for the convenience of the parties.

Section 22.14.     Measuring Life, etc.

                (a)           If and to the extent that any of the rights and privileges granted under this Facility Lease would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Facility Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end 21 years after the death of the last survivor of the descendants living on the date of the execution of this Facility Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton and George W. Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Facility Lease, whichever of (a) and (b) is shorter.

                (b)           It is the intention of the Lessor and the Lessee that the Facility, Modifications, Components and every portion thereof is severed, and shall be and remain severed, to the maximum extent permitted by Applicable Law, from the real estate constituting the Facility Site and shall not be or become fixtures or part of the real estate constituting the Facility Site.

Section 22.15.      Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Facility Lease is executed and delivered by a duly authorized and empowered representative of the Trust Company, not individually or personally but solely as the Owner Trustee of and on behalf of the Lessor under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Lessor is made and intended not as personal representation, undertaking and agreement by the Trust Company but for the purpose of binding only the Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company individually or personally, to perform any covenant either expressed or implied herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lessor under this Facility Lease. Notwithstanding the foregoing, the Trust Company, in its capacity as the Owner Trustee of the Lessor, is an intended beneficiary of this Facility Lease.

Section 22.16.      Entire Agreement.  This Facility Lease, together with the other Operative Documents, constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all oral and all prior written agreements and understandings with respect to such subject matter.

[Signature pages follow]

                IN WITNESS WHEREOF, the undersigned have duly executed this Agreement effective as of July 1, 2007.

MANSFIELD 2007 TRUST A

By: U.S. BANK TRUST NATIONAL ASSOCIATION Not in its individual capacity, but solely as Owner Trustee

By: /s/ Mildred F. Smith

Name: Mildred F. Smith
Title: Vice President

FIRSTENERGY GENERATION CORP.

By: /s/ James F. Pearson

Name: James F. Pearson
Title: Vice President and Treasurer

SCHEDULE 1-A

Rent
Payment	Basic
Date	Rent

Jul 13 2007	0.00000000%
Oct 13 2007	0.00000000%
Dec 1 2007	3.38233986%
Jun 1 2008	3.80445551%
Dec 1 2008	2.96022420%
Jun 1 2009	3.82883506%
Dec 1 2009	2.93584466%
Jun 1 2010	3.86038506%
Dec 1 2010	2.90429466%
Jun 1 2011	3.89415138%
Dec 1 2011	2.87052834%
Jun 1 2012	6.73844504%
Dec 1 2012	2.73820087%
Jun 1 2013	7.42202619%
Dec 1 2013	2.57797381%
Jun 1 2014	7.59372597%
Dec 1 2014	2.40627403%
Jun 1 2015	7.77755034%
Dec 1 2015	2.22244966%
Jun 1 2016	7.08100337%
Dec 1 2016	2.05739884%
Jun 1 2017	3.57599638%
Dec 1 2017	2.00564120%
Jun 1 2018	5.44340352%
Dec 1 2018	1.88817613%
Jun 1 2019	5.47226453%
Dec 1 2019	1.76562655%
Jun 1 2020	3.49065421%
Dec 1 2020	1.70682882%
Jun 1 2021	5.46505172%
Dec 1 2021	1.57841251%
Jun 1 2022	5.49839800%
Dec 1 2022	1.44439020%
Jun 1 2023	3.41138589%
Dec 1 2023	1.37724868%
Jun 1 2024	5.49596965%
Dec 1 2024	1.23644703%
Jun 1 2025	5.53566719%
Dec 1 2025	1.08938754%
Jun 1 2026	3.33632148%
Dec 1 2026	1.01259849%
Jun 1 2027	5.74785790%
Dec 1 2027	0.85041586%
Jun 1 2028	5.81025751%
Dec 1 2028	0.68054128%
Jun 1 2029	2.89591184%
Dec 1 2029	0.60466484%
Jun 1 2030	5.84237943%
Dec 1 2030	0.42527311%
Jun 1 2031	4.85644636%
Dec 1 2031	1.64466237%
Jun 1 2032	3.30857871%
Dec 1 2032	0.17378573%
Jun 1 2033	6.42754680%
Dec 1 2033	0.00338967%
Jun 1 2034	3.78327643%
Dec 1 2034	0.00000000%
Jun 1 2035	4.13994168%
Dec 1 2035	0.00000000%
Jun 1 2036	5.00695850%
Dec 1 2036	0.00000000%
Jun 1 2037	0.37836650%
Dec 1 2037	0.00000000%
Jun 1 2038	0.00000000%
Dec 1 2038	1.78980960%
Jun 1 2039	0.00000000%
Dec 1 2039	0.00000000%
Jun 1 2040	0.00000000%
Jun 13 2040	9.20522065%

SCHEDULE 1-B

Rent Payment Period

From and	To and	Allocated
Including	Excluding	Rent

Jul 13 2007	Oct 13 2007	0.00000000%
Oct 13 2007	Dec 1 2007	1.40499136%
Dec 1 2007	Jun 1 2008	0.00000000%
Jun 1 2008	Dec 1 2008	6.48457549%
Dec 1 2008	Jun 1 2009	0.00000000%
Jun 1 2009	Dec 1 2009	6.48457549%
Dec 1 2009	Jun 1 2010	0.00000000%
Jun 1 2010	Dec 1 2010	6.48457549%
Dec 1 2010	Jun 1 2011	0.00000000%
Jun 1 2011	Dec 1 2011	6.48457549%
Dec 1 2011	Jun 1 2012	0.00000000%
Jun 1 2012	Dec 1 2012	6.48457549%
Dec 1 2012	Jun 1 2013	0.00000000%
Jun 1 2013	Dec 1 2013	6.48457549%
Dec 1 2013	Jun 1 2014	0.00000000%
Jun 1 2014	Dec 1 2014	6.48457549%
Dec 1 2014	Jun 1 2015	0.00000000%
Jun 1 2015	Dec 1 2015	5.39660608%
Dec 1 2015	Jun 1 2016	6.52781645%
Jun 1 2016	Dec 1 2016	0.00000000%
Dec 1 2016	Jun 1 2017	6.26837067%
Jun 1 2017	Dec 1 2017	0.00000000%
Dec 1 2017	Jun 1 2018	7.56559957%
Jun 1 2018	Dec 1 2018	0.00000000%
Dec 1 2018	Jun 1 2019	7.92559226%
Jun 1 2019	Dec 1 2019	0.00000000%
Dec 1 2019	Jun 1 2020	7.92559226%
Jun 1 2020	Dec 1 2020	0.00000000%
Dec 1 2020	Jun 1 2021	7.92559226%
Jun 1 2021	Dec 1 2021	0.00000000%
Dec 1 2021	Jun 1 2022	7.92559226%
Jun 1 2022	Dec 1 2022	0.00000000%
Dec 1 2022	Jun 1 2023	7.92559227%
Jun 1 2023	Dec 1 2023	0.00000000%
Dec 1 2023	Jun 1 2024	7.92559221%
Jun 1 2024	Dec 1 2024	0.00000000%
Dec 1 2024	Jun 1 2025	7.92559252%
Jun 1 2025	Dec 1 2025	0.00000000%
Dec 1 2025	Jun 1 2026	7.92559097%
Jun 1 2026	Dec 1 2026	0.00000000%
Dec 1 2026	Jun 1 2027	7.92559873%
Jun 1 2027	Dec 1 2027	0.00000000%
Dec 1 2027	Jun 1 2028	7.92555994%
Jun 1 2028	Dec 1 2028	0.00000000%
Dec 1 2028	Jun 1 2029	7.92575387%
Jun 1 2029	Dec 1 2029	0.00000000%
Dec 1 2029	Jun 1 2030	7.92478421%
Jun 1 2030	Dec 1 2030	0.00000000%
Dec 1 2030	Jun 1 2031	7.92963252%
Jun 1 2031	Dec 1 2031	0.00000000%
Dec 1 2031	Jun 1 2032	7.90539097%
Jun 1 2032	Dec 1 2032	0.00000000%
Dec 1 2032	Jun 1 2033	8.02659874%
Jun 1 2033	Dec 1 2033	0.00000000%
Dec 1 2033	Jun 1 2034	7.42055987%
Jun 1 2034	Dec 1 2034	0.00000000%
Dec 1 2034	Jun 1 2035	6.48665055%
Jun 1 2035	Dec 1 2035	0.00000000%
Dec 1 2035	Jun 1 2036	6.47420017%
Jun 1 2036	Dec 1 2036	0.00000000%
Dec 1 2036	Jun 1 2037	6.53645209%
Jun 1 2037	Dec 1 2037	0.00000000%
Dec 1 2037	Jun 1 2038	6.22519247%
Jun 1 2038	Dec 1 2038	0.00000000%
Dec 1 2038	Jun 1 2039	7.78149059%
Jun 1 2039	Dec 1 2039	0.00000000%
Dec 1 2039	Jun 1 2040	0.00000000%
Jun 1 2040	Jun 13 2040	2.91805897%

SCHEDULE 1-C

Rent	467 Loan
Payment	Principal	Section 467
Date	Balance	Interest

Jul 13 2007	0.00000000%	0.00000000%
Oct 13 2007	0.00000000%	0.00000000%
Dec 1 2007	1.97734850%	0.00000000%
Jun 1 2008	5.83716977%	0.05536576%
Dec 1 2008	2.47625924%	0.16344075%
Jun 1 2009	6.37442956%	0.06933526%
Dec 1 2009	3.00418276%	0.17848403%
Jun 1 2010	6.94868493%	0.08411712%
Dec 1 2010	3.56296728%	0.19456318%
Jun 1 2011	7.55688174%	0.09976308%
Dec 1 2011	4.15442728%	0.21159269%
Jun 1 2012	11.00919628%	0.11632396%
Dec 1 2012	7.57107916%	0.30825750%
Jun 1 2013	15.20509556%	0.21199022%
Dec 1 2013	11.72423656%	0.42574268%
Jun 1 2014	19.64624116%	0.32827862%
Dec 1 2014	16.11803445%	0.55009475%
Jun 1 2015	24.34688976%	0.45130496%
Dec 1 2015	21.85444625%	0.68171291%
Jun 1 2016	23.01955767%	0.61192449%
Dec 1 2016	25.72150412%	0.64454761%
Jun 1 2017	23.74933194%	0.72020212%
Dec 1 2017	26.41995444%	0.66498129%
Jun 1 2018	25.03751711%	0.73975872%
Dec 1 2018	27.62674372%	0.70105048%
Jun 1 2019	25.94696481%	0.77354882%
Dec 1 2019	28.43910637%	0.72651501%
Jun 1 2020	24.80046330%	0.79629498%
Dec 1 2020	27.20170510%	0.69441297%
Jun 1 2021	25.50281229%	0.76164774%
Dec 1 2021	27.79530355%	0.71407874%
Jun 1 2022	26.14637778%	0.77826850%
Dec 1 2022	28.32286656%	0.73209858%
Jun 1 2023	24.60170044%	0.79304026%
Dec 1 2023	26.66779673%	0.68884761%
Jun 1 2024	24.9848724823%	0.7466983084%
Dec 1 2024	26.9208959447%	0.6995764295%
Jun 1 2025	25.2847556996%	0.7537850865%
Dec 1 2025	27.0821163968%	0.7079731596%
Jun 1 2026	23.2511461708%	0.7582992591%
Dec 1 2026	24.9147767562%	0.6510320928%
Jun 1 2027	23.4346496824%	0.6976137492%
Dec 1 2027	24.9412357313%	0.6561701911%
Jun 1 2028	23.5242878994%	0.6983546005%
Dec 1 2028	24.8635092419%	0.6586800612%
Jun 1 2029	20.5298454695%	0.6961782588%
Dec 1 2029	21.7093459822%	0.5748356731%
Jun 1 2030	20.2348028887%	0.6078616875%
Dec 1 2030	21.2266504844%	0.5665744809%
Jun 1 2031	18.7478105389%	0.5943462136%
Dec 1 2031	20.9174115993%	0.5249386951%
Jun 1 2032	16.9062868667%	0.5856875248%
Dec 1 2032	17.5534486323%	0.4733760323%
Jun 1 2033	16.4458932518%	0.4914965617%
Dec 1 2033	16.9097679320%	0.4604850110%
Jun 1 2034	13.7459579943%	0.4734735021%
Dec 1 2034	14.1308448181%	0.3848868238%
Jun 1 2035	12.1797996012%	0.3956636549%
Dec 1 2035	12.5208339900%	0.3410343888%
Jun 1 2036	11.4041756749%	0.3505833517%
Dec 1 2036	11.7234925938%	0.3193169189%
Jun 1 2037	5.8936647948%	0.3282577926%
Dec 1 2037	6.0586874091%	0.1650226143%
Jun 1 2038	0.0031381884%	0.1696432475%
Dec 1 2038	1.7930356577%	0.0000878693%
Jun 1 2039	-5.9382499291%	0.0502049984%
Dec 1 2039	-6.1045209271%	-0.1662709980%
Jun 1 2040	-6.2754475131%	-0.1709265860%
Jun 13 2040	0.0000000000%	-0.0117141687%

SCHEDULE 2

Termination
Termination	Amount
Date	Percentage

Aug 13 2007	102.18812856%
Sep 13 2007	102.85437442%
Oct 13 2007	103.51236891%
Nov 13 2007	104.17158563%
Dec 1 2007	101.25174736%
Jan 1 2008	101.89123980%
Feb 1 2008	102.53181785%
Mar 1 2008	103.17348961%
Apr 1 2008	103.81626322%
May 1 2008	104.45390260%
Jun 1 2008	101.28815863%
Jul 1 2008	101.91210562%
Aug 1 2008	102.53702369%
Sep 1 2008	103.16292010%
Oct 1 2008	103.78355785%
Nov 1 2008	104.40514243%
Dec 1 2008	102.06745670%
Jan 1 2009	102.68471189%
Feb 1 2009	103.30288911%
Mar 1 2009	103.92199525%
Apr 1 2009	104.54203724%
May 1 2009	105.15722348%
Jun 1 2009	101.94448169%
Jul 1 2009	102.54984382%
Aug 1 2009	103.15607053%
Sep 1 2009	103.76316830%
Oct 1 2009	104.36534504%
Nov 1 2009	104.96836306%
Dec 1 2009	102.63638397%
Jan 1 2010	103.23530487%
Feb 1 2010	103.83504320%
Mar 1 2010	104.43560509%
Apr 1 2010	105.03699671%
May 1 2010	105.63386755%
Jun 1 2010	102.37115595%
Jul 1 2010	102.95898462%
Aug 1 2010	103.54758810%
Sep 1 2010	104.13697220%
Oct 1 2010	104.72178605%
Nov 1 2010	105.30735269%
Dec 1 2010	102.98938311%
Jan 1 2011	103.57111560%
Feb 1 2011	104.15357836%
Mar 1 2011	104.73677688%
Apr 1 2011	105.32071670%
May 1 2011	105.90046681%
Jun 1 2011	102.58678153%
Jul 1 2011	103.15735947%
Aug 1 2011	103.72862740%
Sep 1 2011	104.30059050%
Oct 1 2011	104.8683174550%
Nov 1 2011	105.4367136127%
Dec 1 2011	103.1352556842%
Jan 1 2012	103.7000688607%
Feb 1 2012	104.2655300118%
Mar 1 2012	104.8316440311%
Apr 1 2012	105.3984158502%
May 1 2012	105.9613306604%
Jun 1 2012	99.7864347981%
Jul 1 2012	100.3239994191%
Aug 1 2012	100.8621742667%
Sep 1 2012	101.4009639610%
Oct 1 2012	101.9358533828%
Nov 1 2012	102.4713335929%
Dec 1 2012	100.2692082068%
Jan 1 2013	100.8013636991%
Feb 1 2013	101.3340901207%
Mar 1 2013	101.8673918107%
Apr 1 2013	102.4012731430%
May 1 2013	102.9316352571%
Jun 1 2013	96.0405293403%
Jul 1 2013	96.5411398470%
Aug 1 2013	97.0422862373%
Sep 1 2013	97.5439726002%
Oct 1 2013	98.0420997906%
Nov 1 2013	98.5407448959%
Dec 1 2013	96.4619380625%
Jan 1 2014	96.9575276411%
Feb 1 2014	97.4536167744%
Mar 1 2014	97.9502092916%
Apr 1 2014	98.4473090503%
May 1 2014	98.9412216117%
Jun 1 2014	91.8418959126%
Jul 1 2014	92.3044428937%
Aug 1 2014	92.7674575524%
Sep 1 2014	93.2309434913%
Oct 1 2014	93.6912060120%
Nov 1 2014	94.1519197648%
Dec 1 2014	92.2068142065%
Jan 1 2015	92.6647425785%
Feb 1 2015	93.1231053839%
Mar 1 2015	93.5819059891%
Apr 1 2015	94.0411477873%
May 1 2015	94.4974767698%
Jun 1 2015	87.1766786540%
Jul 1 2015	87.5998154931%
Aug 1 2015	88.0233570157%
Sep 1 2015	88.4473063797%
Oct 1 2015	88.8683093381%
Nov 1 2015	89.2897017099%

SCHEDULE 2

Termination
Termination	Amount
Date	Percentage

Dec 1 2015	87.4890368863%
Jan 1 2016	87.9078598302%
Feb 1 2016	88.3270565932%
Mar 1 2016	88.7466301153%
Apr 1 2016	89.1665833604%
May 1 2016	89.5837917552%
Jun 1 2016	82.9203593826%
Jul 1 2016	83.3072100476%
Aug 1 2016	83.6944026280%
Sep 1 2016	84.0819398401%
Oct 1 2016	84.4666968627%
Nov 1 2016	84.8517808983%
Dec 1 2016	83.1797957177%
Jan 1 2017	83.5624140794%
Feb 1 2017	83.9453442397%
Mar 1 2017	84.3285887039%
Apr 1 2017	84.7121500011%
May 1 2017	85.0929867024%
Jun 1 2017	81.8981264779%
Jul 1 2017	82.2678098139%
Aug 1 2017	82.6377743451%
Sep 1 2017	83.0080223653%
Oct 1 2017	83.3755122135%
Nov 1 2017	83.7432676975%
Dec 1 2017	82.1056498032%
Jan 1 2018	82.4708991633%
Feb 1 2018	82.8363982749%
Mar 1 2018	83.2021492155%
Apr 1 2018	83.5681540786%
May 1 2018	83.9326279266%
Jun 1 2018	78.8539432096%
Jul 1 2018	79.1974520620%
Aug 1 2018	79.5411961014%
Sep 1 2018	79.8851773111%
Oct 1 2018	80.2276106422%
Nov 1 2018	80.5702719569%
Dec 1 2018	79.0249870694%
Jan 1 2019	79.3663231358%
Feb 1 2019	79.7078798485%
Mar 1 2019	80.0496591001%
Apr 1 2019	80.3916628031%
May 1 2019	80.7325868730%
Jun 1 2019	75.6014650824%
Jul 1 2019	75.9210292299%
Aug 1 2019	76.2408056899%
Sep 1 2019	76.5607963138%
Oct 1 2019	76.8796969563%
Nov 1 2019	77.1988058605%
Dec 1 2019	75.7524983099%
Jan 1 2020	76.0707232317%
Feb 1 2020	76.3891523025%
Mar 1 2020	76.7077873313%
Apr 1 2020	77.0266301443%
May 1 2020	77.3445652735%
Jun 1 2020	74.1720494172%
Jul 1 2020	74.4793814373%
Aug 1 2020	74.7869113783%
Sep 1 2020	75.0946410239%
Oct 1 2020	75.4014548651%
Nov 1 2020	75.7084637707%
Dec 1 2020	74.3088406920%
Jan 1 2021	74.6151277538%
Feb 1 2021	74.9216069933%
Mar 1 2021	75.2282801736%
Apr 1 2021	75.5351490746%
May 1 2021	75.8413024186%
Jun 1 2021	70.6825966267%
Jul 1 2021	70.9667205816%
Aug 1 2021	71.2510332092%
Sep 1 2021	71.5355362712%
Oct 1 2021	71.8193184683%
Nov 1 2021	72.1032879236%
Dec 1 2021	70.8090338921%
Jan 1 2022	71.0924700933%
Feb 1 2022	71.3760921450%
Mar 1 2022	71.6599018111%
Apr 1 2022	71.9439008747%
May 1 2022	72.2274059632%
Jun 1 2022	67.0127010072%
Jul 1 2022	67.2734828176%
Aug 1 2022	67.5344505470%
Sep 1 2022	67.7956059876%
Oct 1 2022	68.0562657782%
Nov 1 2022	68.3171118549%
Dec 1 2022	67.1337558251%
Jan 1 2023	67.3942947471%
Feb 1 2023	67.6550203738%
Mar 1 2023	67.9159345324%
Apr 1 2023	68.1770390682%
May 1 2023	68.4378782170%
Jun 1 2023	65.2875222177%
Jul 1 2023	65.5370211176%
Aug 1 2023	65.7867105904%
Sep 1 2023	66.0365925218%
Oct 1 2023	66.2862111888%
Nov 1 2023	66.5360227627%
Dec 1 2023	65.4087804842%
Jan 1 2024	65.6585260203%
Feb 1 2024	65.9084668973%
Mar 1 2024	66.1586050702%

SCHEDULE 2

Termination
Termination	Amount
Date	Percentage

Apr 1 2024	66.4089425123%
May 1 2024	66.6592692916%
Jun 1 2024	61.4138281299%
Jul 1 2024	61.6407936554%
Aug 1 2024	61.8679627475%
Sep 1 2024	62.0953374550%
Oct 1 2024	62.3227079236%
Nov 1 2024	62.5502866058%
Dec 1 2024	61.5416285691%
Jan 1 2025	61.7694180800%
Feb 1 2025	61.9974206098%
Mar 1 2025	62.2256383160%
Apr 1 2025	62.4540733782%
May 1 2025	62.6827885608%
Jun 1 2025	57.3760587842%
Jul 1 2025	57.5807086422%
Aug 1 2025	57.7855852408%
Sep 1 2025	57.9906908782%
Oct 1 2025	58.1960884397%
Nov 1 2025	58.4017201568%
Dec 1 2025	57.5182008648%
Jan 1 2026	57.7243686019%
Feb 1 2026	57.9307781379%
Mar 1 2026	58.1374319249%
Apr 1 2026	58.3443324411%
May 1 2026	58.5518168147%
Jun 1 2026	55.4232339386%
Jul 1 2026	55.6187098801%
Aug 1 2026	55.8144472917%
Sep 1 2026	56.0104488173%
Oct 1 2026	56.2070517506%
Nov 1 2026	56.4039266393%
Dec 1 2026	55.5884777351%
Jan 1 2027	55.7862394207%
Feb 1 2027	55.9842838537%
Mar 1 2027	56.1826138838%
Apr 1 2027	56.3812323886%
May 1 2027	56.5811512771%
Jun 1 2027	51.0335140406%
Jul 1 2027	51.2080180739%
Aug 1 2027	51.3828374230%
Sep 1 2027	51.5579752305%
Oct 1 2027	51.7344436702%
Nov 1 2027	51.9112444071%
Dec 1 2027	51.2379648769%
Jan 1 2028	51.4164491234%
Feb 1 2028	51.5952831091%
Mar 1 2028	51.7744702859%
Apr 1 2028	51.9540141395%
May 1 2028	52.1356334711%
Jun 1 2028	46.5073717300%
Jul 1 2028	46.6631504701%
Aug 1 2028	46.8193257379%
Sep 1 2028	46.9759013909%
Oct 1 2028	47.1345966023%
Nov 1 2028	47.2937127060%
Dec 1 2028	46.7727124906%
Jan 1 2029	46.9343979042%
Feb 1 2029	47.0965292162%
Mar 1 2029	47.2591107107%
Apr 1 2029	47.4221467169%
May 1 2029	47.5876857021%
Jun 1 2029	44.8577912504%
Jul 1 2029	45.0136896395%
Aug 1 2029	45.1700907282%
Sep 1 2029	45.3269992874%
Oct 1 2029	45.4864642358%
Nov 1 2029	45.6464614518%
Dec 1 2029	45.2023311210%
Jan 1 2030	45.3654520970%
Feb 1 2030	45.5291356774%
Mar 1 2030	45.6933871493%
Apr 1 2030	45.8582118519%
May 1 2030	46.0292977930%
Jun 1 2030	40.3586303749%
Jul 1 2030	40.5067582612%
Aug 1 2030	40.6555658917%
Sep 1 2030	40.8050594975%
Oct 1 2030	40.9609279868%
Nov 1 2030	41.1175370957%
Dec 1 2030	40.8496204301%
Jan 1 2031	41.0134136234%
Feb 1 2031	41.1780097941%
Mar 1 2031	41.3434161676%
Apr 1 2031	41.5096400350%
May 1 2031	41.6827394435%
Jun 1 2031	37.0002694972%
Jul 1 2031	37.1532327616%
Aug 1 2031	37.3070940992%
Sep 1 2031	37.4618615241%
Oct 1 2031	37.6235938145%
Nov 1 2031	37.7862931712%
Dec 1 2031	36.3053058018%
Jan 1 2032	36.4682803746%
Feb 1 2032	36.6322926916%
Mar 1 2032	36.7973518952%
Apr 1 2032	36.9634672102%
May 1 2032	37.1370504587%
Jun 1 2032	34.0031771406%
Jul 1 2032	34.1620262936%

SCHEDULE 2

Termination
Termination	Amount
Date	Percentage

Aug 1 2032	34.3219772167%
Sep 1 2032	34.4830396270%
Oct 1 2032	34.6516258391%
Nov 1 2032	34.8213905630%
Dec 1 2032	34.8185584005%
Jan 1 2033	34.9971137604%
Feb 1 2033	35.1769262480%
Mar 1 2033	35.3580068357%
Apr 1 2033	35.5403665943%
May 1 2033	35.7307684451%
Jun 1 2033	29.4949750204%
Jul 1 2033	29.6519030277%
Aug 1 2033	29.8101485775%
Sep 1 2033	29.9697232051%
Oct 1 2033	30.1373902958%
Nov 1 2033	30.3064597526%
Dec 1 2033	30.4735541274%
Jan 1 2034	30.6522168368%
Feb 1 2034	30.8323688143%
Mar 1 2034	31.0140229843%
Apr 1 2034	31.1971923886%
May 1 2034	31.3882328316%
Jun 1 2034	27.7975853976%
Jul 1 2034	27.9557357497%
Aug 1 2034	28.1152397503%
Sep 1 2034	28.2761094530%
Oct 1 2034	28.4446996681%
Nov 1 2034	28.6147269126%
Dec 1 2034	28.7862039245%
Jan 1 2035	28.9654862061%
Feb 1 2035	29.1462909703%
Mar 1 2035	29.3286316592%
Apr 1 2035	29.5125218393%
May 1 2035	29.7036598295%
Jun 1 2035	25.7564751551%
Jul 1 2035	25.9094714933%
Aug 1 2035	26.0638095162%
Sep 1 2035	26.2195014800%
Oct 1 2035	26.3822443843%
Nov 1 2035	26.5464081093%
Dec 1 2035	26.7120055742%
Jan 1 2036	26.8847344479%
Feb 1 2036	27.0589652864%
Mar 1 2036	27.2347116882%
Apr 1 2036	27.4119873830%
May 1 2036	27.5965535488%
Jun 1 2036	22.7757608351%
Jul 1 2036	22.9123498930%
Aug 1 2036	23.0501891911%
Sep 1 2036	23.1892906399%
Oct 1 2036	23.3354135884%
Nov 1 2036	23.4828653435%
Dec 1 2036	23.6316584865%
Jan 1 2037	23.7875530440%
Feb 1 2037	23.9448570043%
Mar 1 2037	24.1035836382%
Apr 1 2037	24.2637463446%
May 1 2037	24.4313043188%
Jun 1 2037	24.2220030064%
Jul 1 2037	24.3942324868%
Aug 1 2037	24.5680097035%
Sep 1 2037	24.7433491447%
Oct 1 2037	24.9262111020%
Nov 1 2037	25.1107086293%
Dec 1 2037	25.2968569647%
Jan 1 2038	25.4906171611%
Feb 1 2038	25.6861030360%
Mar 1 2038	25.8833305995%
Apr 1 2038	26.0823160169%
May 1 2038	26.2893367203%
Jun 1 2038	26.4981943580%
Jul 1 2038	26.7151670207%
Aug 1 2038	26.9340570203%
Sep 1 2038	27.1548820068%
Oct 1 2038	27.3839209097%
Nov 1 2038	27.6149768893%
Dec 1 2038	26.0582588497%
Jan 1 2039	26.2793124342%
Feb 1 2039	26.5023349739%
Mar 1 2039	26.7273447398%
Apr 1 2039	26.9543601766%
May 1 2039	27.1899622603%
Jun 1 2039	27.4276559499%
Jul 1 2039	27.6740229416%
Aug 1 2039	27.9225689186%
Sep 1 2039	28.1733139584%
Oct 1 2039	28.4328406806%
Nov 1 2039	28.6946557040%
Dec 1 2039	28.9587800457%
Jan 1 2040	29.2317972768%
Feb 1 2040	29.5072149739%
Mar 1 2040	29.7850551216%
Apr 1 2040	30.0653399140%
May 1 2040	30.3625739485%
Jun 1 2040	30.6624047010%
Jun 13 2040	21.5013547455%

SCHEDULE 3

Date	Column 1	Column 2

Jul 13 2007	0.00	0.00
Dec 1 2007	5,365,995.45	0.00
Jun 1 2008	6,999,124.50	0.00
Dec 1 2008	6,999,124.50	0.00
Jun 1 2009	8,682,124.50	1,683,000.00
Dec 1 2009	6,941,481.75	0.00
Jun 1 2010	9,119,481.75	2,178,000.00
Dec 1 2010	6,866,885.25	0.00
Jun 1 2011	9,197,885.25	2,331,000.00
Dec 1 2011	6,787,048.50	0.00
Jun 1 2012	15,922,048.50	9,135,000.00
Dec 1 2012	6,474,174.75	0.00
Jun 1 2013	17,535,174.75	11,061,000.00
Dec 1 2013	6,095,335.50	0.00
Jun 1 2014	17,948,335.50	11,853,000.00
Dec 1 2014	5,689,370.25	0.00
Jun 1 2015	18,379,370.25	12,690,000.00
Dec 1 2015	5,254,737.75	0.00
Jun 1 2016	16,648,737.75	11,394,000.00
Dec 1 2016	4,864,493.25	0.00
Jun 1 2017	8,437,493.25	3,573,000.00
Dec 1 2017	4,742,118.00	0.00
Jun 1 2018	12,851,118.00	8,109,000.00
Dec 1 2018	4,464,384.75	0.00
Jun 1 2019	12,924,384.75	8,460,000.00
Dec 1 2019	4,174,629.75	0.00
Jun 1 2020	8,233,629.75	4,059,000.00
Dec 1 2020	4,035,609.00	0.00
Jun 1 2021	12,900,609.00	8,865,000.00
Dec 1 2021	3,731,982.75	0.00
Jun 1 2022	12,983,982.75	9,252,000.00
Dec 1 2022	3,415,101.75	0.00
Jun 1 2023	8,050,101.75	4,635,000.00
Dec 1 2023	3,256,353.00	0.00
Jun 1 2024	12,976,353.00	9,720,000.00
Dec 1 2024	2,923,443.00	0.00
Jun 1 2025	13,075,443.00	10,152,000.00
Dec 1 2025	2,575,737.00	0.00
Jun 1 2026	7,876,737.00	5,301,000.00
Dec 1 2026	2,394,177.75	0.00
Jun 1 2027	13,590,177.75	11,196,000.00
Dec 1 2027	2,010,714.75	0.00
Jun 1 2028	13,737,714.75	11,727,000.00
Dec 1 2028	1,609,065.00	0.00
Jun 1 2029	6,847,065.00	5,238,000.00
Dec 1 2029	1,429,663.50	0.00
Jun 1 2030	13,813,663.50	12,384,000.00
Dec 1 2030	1,005,511.50	0.00
Jun 1 2031	10,374,511.50	9,369,000.00
Dec 1 2031	3,888,623.25	3,204,000.00
Jun 1 2032	5,362,886.25	4,788,000.00
Dec 1 2032	410,897.25	0.00
Jun 1 2033	12,173,897.25	11,763,000.00
Dec 1 2033	8,014.50	0.00
Jun 1 2034	242,014.50	234,000.00

SCHEDULE 4

Date	Column 1

Jul 13 2007	204,354,000.00
Dec 1 2007	204,354,000.00
Jun 1 2008	204,354,000.00
Dec 1 2008	204,354,000.00
Jun 1 2009	202,671,000.00
Dec 1 2009	202,671,000.00
Jun 1 2010	200,493,000.00
Dec 1 2010	200,493,000.00
Jun 1 2011	198,162,000.00
Dec 1 2011	198,162,000.00
Jun 1 2012	189,027,000.00
Dec 1 2012	189,027,000.00
Jun 1 2013	177,966,000.00
Dec 1 2013	177,966,000.00
Jun 1 2014	166,113,000.00
Dec 1 2014	166,113,000.00
Jun 1 2015	153,423,000.00
Dec 1 2015	153,423,000.00
Jun 1 2016	142,029,000.00
Dec 1 2016	142,029,000.00
Jun 1 2017	138,456,000.00
Dec 1 2017	138,456,000.00
Jun 1 2018	130,347,000.00
Dec 1 2018	130,347,000.00
Jun 1 2019	121,887,000.00
Dec 1 2019	121,887,000.00
Jun 1 2020	117,828,000.00
Dec 1 2020	117,828,000.00
Jun 1 2021	108,963,000.00
Dec 1 2021	108,963,000.00
Jun 1 2022	99,711,000.00
Dec 1 2022	99,711,000.00
Jun 1 2023	95,076,000.00
Dec 1 2023	95,076,000.00
Jun 1 2024	85,356,000.00
Dec 1 2024	85,356,000.00
Jun 1 2025	75,204,000.00
Dec 1 2025	75,204,000.00
Jun 1 2026	69,903,000.00
Dec 1 2026	69,903,000.00
Jun 1 2027	58,707,000.00
Dec 1 2027	58,707,000.00
Jun 1 2028	46,980,000.00
Dec 1 2028	46,980,000.00
Jun 1 2029	41,742,000.00
Dec 1 2029	41,742,000.00
Jun 1 2030	29,358,000.00
Dec 1 2030	29,358,000.00
Jun 1 2031	19,989,000.00
Dec 1 2031	16,785,000.00
Jun 1 2032	11,997,000.00
Dec 1 2032	11,997,000.00
Jun 1 2033	234,000.00
Dec 1 2033	234,000.00
Jun 1 2034	0.00